UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BIOCRYST PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOCRYST PHARMACEUTICALS, INC.

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 25, 2021

To the Stockholders of BioCryst Pharmaceuticals, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of BioCryst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at our corporate offices at 4505 Emperor Blvd., Suite 200, Durham, NC 27703 on Tuesday, May 25, 2021 at 10:00 a.m., Eastern Daylight Time (the “Meeting”), for the following purposes:

1.	To elect the two directors nominated in this Proxy Statement to serve for a term ending at the 2024 annual meeting of stockholders and until a successor is duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accountants for 2021;

3.	To hold an advisory vote regarding executive compensation;

4.	To approve an amendment to the Stock Incentive Plan to increase the number of shares available for issuance under the Stock Incentive Plan by 7,500,000 shares;

5.	To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares available for issuance under the Employee Stock Purchase Plan by 3,500,000 shares; and

6.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2, 3, 4, AND 5. The proposals are further described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on March 30, 2021 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof. The Meeting may be adjourned from time to time without notice other than announcement at the Meeting, and any business for which notice of the Meeting is hereby given may be transacted at any such adjournment. A list of the stockholders entitled to vote at the Meeting will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, for a period of at least ten days prior to the Meeting at the principal executive offices of the Company in Durham, North Carolina. In the event that the Company’s principal executive offices are closed during such period due to the ongoing COVID-19 pandemic, stockholders wishing to examine the list may make arrangements to do so by contacting our Corporate Secretary at 4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703 or (919) 859-1302.

Due to the COVID-19 pandemic, we are implementing safety protocols for the Meeting. All attendees will be required to wear masks and follow social distancing protocols. We reserve the right to implement other safety measures as we deem prudent or as required by any applicable laws or government orders. If we determine that it is not possible or advisable to hold the Meeting in person at our corporate offices on the meeting date, we may make alternative arrangements to hold the Meeting at a different date or time, in a different location, and/or by means of remote communication. In the event we determine it is necessary or appropriate to make alternative arrangements for the Meeting, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy soliciting material.

Please review carefully the Proxy Card and Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Alane P. Barnes, Corporate Secretary

Durham, North Carolina

April 13, 2020

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY. A PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT. IF YOU ATTEND THE MEETING, YOUR PROXY WILL NOT BE COUNTED WITH RESPECT TO ANY MATTER UPON WHICH YOU VOTE IN PERSON.

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
ITEMS TO BE VOTED UPON	4
1. ELECTION OF DIRECTORS	4
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2021	7
3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	8
4. APPROVAL OF AN AMENDMENT TO THE STOCK INCENTIVE PLAN TO increase the number of shares available for issuance under the Stock Incentive Plan by 7,500,000 SHARES	9
5. APPROVAL OF AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN BY 3,500,000 SHARES	17
CORPORATE GOVERNANCE	20
EXECUTIVE OFFICERS	24
COMPENSATION DISCUSSION AND ANALYSIS	26
COMPENSATION COMMITTEE REPORT	34
EXECUTIVE COMPENSATION	35
2020 SUMMARY COMPENSATION TABLE	35
GRANTS OF PLAN-BASED AWARDS IN 2020	36
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020	37
2020 OPTION EXERCISES AND STOCK VESTED	38
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	38
CEO PAY RATIO	42
2020 DIRECTOR COMPENSATION	43
AUDIT COMMITTEE REPORT	45
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	46
DELINQUENT SECTION 16(a) REPORTS	48
STOCKHOLDER PROPOSALS	48
NO INCORPORATION BY REFERENCE	48
OTHER MATTERS	48
GENERAL INFORMATION	49
ANNEX A	A-1
ANNEX B	B-1

BIOCRYST PHARMACEUTICALS, INC.

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of BioCryst Pharmaceuticals, Inc. (“BioCryst” or the “Company”) for the Annual Meeting of Stockholders of the Company to be held at our corporate offices at 4505 Emperor Blvd., Suite 200, Durham, NC 27703 on Tuesday, May 25, 2021 at 10:00 a.m., Eastern Daylight Time, and at any adjournment thereof (the “Meeting”), and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

In this document, the words “BioCryst,” “the Company,” “we,” “our,” “ours,” and “us” refer only to BioCryst Pharmaceuticals, Inc. and not to any other person or entity.

We are taking advantage of Securities and Exchange Commission (“SEC”) rules that allow us to deliver proxy materials to our stockholders via the Internet. Under these rules, we are sending our stockholders a one-page notice regarding the Internet availability of proxy materials instead of a full printed set of proxy materials. Our stockholders will not receive printed copies of the proxy materials unless specifically requested. Instead, the one-page notice that our stockholders receive will tell them how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells our stockholders how to submit their proxy card on the Internet and how to request to receive a printed copy of our proxy materials. We expect to provide notice and electronic delivery of this Proxy Statement to such stockholders on or about April 13, 2021.

Due to the COVID-19 pandemic, we are implementing safety protocols for the Meeting. All attendees will be required to wear masks and follow social distancing protocols. We reserve the right to implement other safety measures as we deem prudent or as required by any applicable laws or government orders. If we determine that it is not possible or advisable to hold the Meeting in person at our corporate offices on the meeting date, we may make alternative arrangements to hold the Meeting at a different date or time, in a different location, and/or by means of remote communication. In the event we determine it is necessary or appropriate to make alternative arrangements for the Meeting, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy soliciting material.

Purpose of the Meeting

The matters to be considered at the Meeting are:

1.	To elect the two directors nominated in this Proxy Statement to serve for a term ending at the 2024 annual meeting of stockholders and until a successor is duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accountants for 2021;

3.	To hold an advisory vote regarding executive compensation;

4.	To approve an amendment to the Stock Incentive Plan to increase the number of shares available for issuance under the Stock Incentive Plan by 7,500,000 shares;

5.	To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares available for issuance under the Employee Stock Purchase Plan by 3,500,000 shares; and

6.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Revocation and Voting of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the voting thereof, by giving written notice to our Corporate Secretary at our principal executive offices, 4505 Emperor Blvd., Suite 200 Durham, NC 27703 or by voting in person at the Meeting. Attendance at the Meeting will not, by itself, revoke a proxy. All valid, unrevoked proxies will be voted as directed. In the absence of any contrary directions, proxies received by the Board will be voted as follows:

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•	FOR the election of each of the nominees named in this Proxy Statement for director of the Company;

•	FOR ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2021;

•	FOR approval of the advisory resolution regarding executive compensation;

•	FOR approval of the amendment to the Stock Incentive Plan to increase the number of shares available for issuance under the Stock Incentive Plan by 7,500,000 shares; and

•	FOR approval of the amendment to the Employee Stock Purchase Plan to increase the number of shares available for issuance under the Employee Stock Purchase Plan by 3,500,000 shares.

With respect to such other matters as may properly come before the Meeting, votes will be cast in the discretion of the appointed proxies.

Voting and Quorum

Only holders of record (referred to in this section as the “Stockholders”) of our common stock (the “Common Stock”) as of the close of business on March 30, 2021 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. At March 30, 2021 there were 177,648,060 shares of Common Stock outstanding. Stockholders are entitled to vote in any one of the following ways:

1.         In Person.  Stockholders who choose to attend the Meeting can vote in person at the Meeting by presenting a form of photo identification acceptable to the Company and casting a ballot.

2.         By Internet.  Stockholders can vote on the Internet by following the instructions provided in the one-page notice regarding the Internet availability of proxy materials.

3.         By Mail.  Stockholders can vote by mail after requesting a paper copy of the proxy materials, including a proxy card, by following the instructions provided in the one-page notice regarding the Internet availability of proxy materials.

4.         By Telephone: Stockholders can vote over the telephone using the toll-free telephone number obtained by accessing the website set forth in the instructions provided in the one-page notice regarding the Internet availability of proxy materials.

Each share of Common Stock is entitled to one vote on all matters on which Stockholders may vote. There is no cumulative voting in the election of directors. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Shares of Common Stock represented by a properly executed and returned proxy will be treated as present at the Meeting for purposes of determining the presence of a quorum without regard to whether the proxy is marked as casting a vote for or against, or withholding authority or abstaining with respect to a particular matter. In addition, shares of Common Stock represented by “broker non-votes” generally will be treated as present for purposes of determining the presence of a quorum.  Broker non-votes are shares of Common Stock held in record name by brokers, banks or other nominees as to which a proxy is received and (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary power and (iii) the record holder had indicated that it does not have authority to vote such shares on that matter. Under current stock exchange rules, brokers who do not have instructions from their customers may not use their discretion in voting their customers’ shares on certain specific matters that are not considered to be “routine” matters. The proposals in this Proxy Statement regarding the election of directors, the advisory vote concerning executive compensation, the amendment to the Stock Incentive Plan, and the amendment to the Employee Stock Purchase Plan are not considered to be routine matters.

Attending the Meeting

Stockholders as of the Record Date are invited to attend the Meeting. Stockholders must present a form of photo identification acceptable to the Company, such as a valid driver’s license or passport, to be admitted to the Meeting. Registered holders may vote upon presentation of such identification. Beneficial owners must obtain a proxy from their broker, bank or other holder of record and present it to the inspector of election with their ballot. Each stockholder may appoint only one proxy holder or representative to attend the Meeting on his or her behalf.   In addition, due to the COVID-19 pandemic, we are implementing safety protocols for the Meeting. All attendees will be required to wear masks and follow social distancing protocols. We reserve the right to implement other safety measures as we deem prudent or as required by any applicable laws or government orders.

The Meeting will begin promptly at 10:00 a.m. Eastern Daylight Time. Please allow ample time for the check-in procedures. Media may attend the Meeting by invitation only.

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Required Votes, Abstentions, and Broker Non-Votes

Directors will be elected by a plurality of the votes cast.  This means that the nominees with the most votes will be elected.  Votes may be cast for or withheld from the nominee, but a withheld vote or a broker non-vote will not affect the outcome of the election of directors at the Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and voting on the proposal is required for approval of (i) the ratification of our selection of Ernst & Young LLP as our independent registered public accountants for 2021, (ii) the advisory resolution regarding executive compensation, (iii) the amendment to the Stock Incentive Plan, and (iv) the amendment to the Employee Stock Purchase Plan.  Abstentions and broker non-votes will have no effect upon these proposals.

Proxy Solicitation

We are making this proxy solicitation both through the mail and Internet, although proxies may be solicited by personal interview, telephone, facsimile, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of the Common Stock. We have retained Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104 to act as proxy solicitor in conjunction with the Meeting.  We have agreed to pay that firm approximately $12,500 plus reasonable out-of-pocket expenses for their services.

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ITEMS TO BE VOTED UPON

1.	ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine directors, three of whom have terms expiring at the Meeting. Two of these directors have been nominated by the Board for reelection. The third director with a term expiring at the Meeting, Helen M. Thackray, M.D., joined the Company as its Chief Research & Development Officer in March 2021 and is not standing for reelection. By resolution of the Board in accordance with the Company’s bylaws, the size of the Board will be reduced from nine to eight directors upon the expiration of Dr. Thackray’s term.

The two director nominees named in this Proxy Statement have been nominated for election to the Board to serve for a term ending at the 2024 annual meeting of stockholders, and until their successors shall have been duly elected and qualified. Proxies cannot be voted for more than two nominees. Unless otherwise specified in the accompanying proxy card, the shares voted by proxy will be voted FOR the election of the two persons listed for terms expiring in 2024. The Board expects that both nominees will be available for election, but if either of the nominees is not available or is unwilling to accept election, it is expected that the proxies will vote for a substitute nominee to be designated by the Board or, if no such designation is made, that the proxies will vote for a lesser number of nominees. The Board has no reason to believe that the persons named will be unable to serve or will decline to serve if elected.

NOMINEES FOR DIRECTOR WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2024

Name	Age(1)	Position(s) with the Company	Served as Director Since
Nancy J. Hutson, Ph.D.	71	Director	2012
Robert A. Ingram	78	Director, Chairman of the Board	2015

The following persons shall continue to serve as directors for the terms indicated:

DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2022

Name	Age(1)	Position(s) with the Company	Served as Director Since
Stephen J. Aselage	69	Director	2019
Kenneth B. Lee, Jr.	73	Director	2011
Alan G. Levin	59	Director	2020

DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2023

Name	Age(1)	Position(s) with the Company	Served as Director Since
George B. Abercrombie	66	Director	2011
Theresa M. Heggie	60	Director	2018
Jon P. Stonehouse	60	Director, President, Chief Executive Officer	2007

________

(1)	Age as of March 30, 2021.

Below you can find information, including biographical information, about our current directors, nominees for director, and directors whose terms continue after the Meeting, as well as a discussion of the specific experiences, qualifications, attributes, and skills considered by the Board in concluding that such individuals should serve as directors.

Nancy J. Hutson, Ph.D. was initially appointed to the Board in January 2012. Dr. Hutson brings over 30 years of experience as a seasoned professional and leader within the pharmaceutical industry. She retired from Pfizer, Inc. in 2006 after spending 25 years in several research and leadership positions, most recently serving as Senior Vice President of Global Research & Development (R&D) as well as Director of Pfizer’s pharmaceutical R&D site, Groton/New London Laboratories. Dr. Hutson received a Bachelor of Arts degree from Illinois Wesleyan University and a Ph.D. in physiology from Vanderbilt University. Dr. Hutson currently serves on the Board of Directors for Endo International plc, a publicly traded pharmaceutical company, and PhaseBio Pharmaceuticals, Inc. and Clearside Biomedical, Inc., both publicly traded biopharmaceutical companies. She also previously served on the Board of Directors of Inspire Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc. Dr. Hutson’s extensive experience in research and development in the pharmaceutical industry provides valuable insight to the Board.

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Robert A. Ingram was initially appointed to the Board in August 2015 and was elected Chairman of the Board in May 2017. Mr. Ingram joined Hatteras Venture Partners, a venture capital firm formed to invest primarily in early stage companies with a focus on biopharmaceuticals, medical devices, diagnostics, healthcare IT, and related opportunities in human medicine, as a General Partner in January 2007. He began his career in the pharmaceutical industry as a professional sales representative and rose through a series of roles with increasing responsibility to ultimately become CEO and Chairman of Glaxo Wellcome, a pharmaceutical company. He co-led the merger and integration that formed GlaxoSmithKline (GSK) in December 2000. He subsequently served as the Chief Operating Officer and President of Pharmaceutical Operations at GSK from January 2001 to January 2003. He served as Vice Chairman Pharmaceuticals of GSK, acting as a special advisor to GSK's corporate executive team, until January 1, 2010. Mr. Ingram is currently the Chairman of the Board of Black Diamond Therapeutics, Inc. He recently resigned as Chairman of the Board of Novan, Inc., a publicly traded late-stage pharmaceutical company focused on dermatology, and Viamet Pharmaceuticals Inc., a private company focused on anti-infective research. Mr. Ingram also serves as a member of the board of directors of HBM Healthcare Investments, Ltd., a Switzerland-based venture capital company. He has previously served on the boards of directors of the publicly traded companies Cree, Inc., Regeneron Pharmaceuticals, Inc., and Malin Corporation plc. Mr. Ingram graduated from Eastern Illinois University with a B.S. degree in Business Administration. In addition to his professional responsibilities, Mr. Ingram formed and chaired the CEO Roundtable on Cancer at the request of former President George H. W. Bush, and he is a member of numerous other civic and professional organizations. Mr. Ingram is a member of the boards for the James B. Hunt Jr. Institute for Educational Leadership and Policy, CEO Roundtable on Cancer, and North Carolina GlaxoSmithKline Foundation. Mr. Ingram’s extensive experience in the pharmaceutical industry as both an executive and director and his private investment expertise contribute valuable insight and expertise to the Board.

Stephen J. Aselage was initially appointed to the Board in January 2019. Until January 2019, Mr. Aselage served as Chief Executive Officer of Travere Therapeutics, Inc. (then Retrophin Inc.), a publicly traded biopharmaceutical company specializing in identifying, developing and delivering life-changing therapies to people living with rare disease, which he joined in 2012. He has more than 40 years of experience in the biopharmaceutical industry, including substantial rare disease, commercial and business development experience. From 2005 to 2012, Mr. Aselage served as Executive Vice President and Chief Business Officer of BioMarin Pharmaceutical Inc., a biotechnology company. Prior to BioMarin, Mr. Aselage held positions of increasing responsibility at a number of companies, including Bristol Laboratories, Genentech and Sangstat. He currently continues to serve on the board of Travere Therapeutics, Inc. and serves as chairman of the board of Acer Therapeutics Inc., a publicly traded pharmaceutical company. Mr. Aselage holds a Bachelor of Science in biology from the University of Notre Dame and serves on the advisory council of the University of Notre Dame Department of Science. Mr. Aselage’s extensive experience as an executive in the industry and his experience with rare disease therapies contribute valuable insight and experience to the Board.

Kenneth B. Lee, Jr. was initially appointed to the Board in June 2011. Mr. Lee has over 40 years of experience counseling management teams, boards of directors and investors of technology-based companies worldwide. He is currently a General Partner with Hatteras Venture Partners, LLC, a venture capital fund focusing on life science companies, which he joined in 2003. Previously he was President of A.M. Pappas & Associates, LLC, following 29 years with Ernst & Young LLP, where he was most recently Managing Director of the firm’s health sciences corporate finance group, and at one time served as the National Director of the Life Sciences Practice. Mr. Lee received a Bachelor of Arts degree from Lenoir-Rhyne College and an MBA from the University of North Carolina at Chapel Hill. Mr. Lee currently serves on the board of directors of Eyenovia, Inc., a publicly traded ophthalmic biopharmaceutical company, and Aerami Therapeutics (formerly Dance Biopharm Holdings, Inc), a privately held pharmaceutical company. He has previously served on the boards of the public companies Abgenix, Inc., Aralez, Inc., CV Therapeutics, Inspire Pharmaceuticals, Maxygen, Inc., and OSI Pharmaceuticals and previously served on the Boards of the private companies Clinipace, Clinverse and A.M. Pappas & Associates. Mr. Lee’s experience advising biotechnology companies regarding financial and partnering strategies, his extensive background in finance and his experience serving on the boards of both public and private biotech companies contribute valuable insight and experience to the Board.

Alan G. Levin was initially appointed to the Board in February 2020. Mr. Levin served as Chief Financial Officer of Endo Health Solutions Inc., a global specialty healthcare company, from June 2009 until September 2013. Prior to joining Endo, Mr. Levin worked with Texas Pacific Group, a leading private equity firm, and one of their start-up investments. Before that, he was Chief Financial Officer of Pfizer, Inc. where he worked for 20 years in a variety of executive positions of increasing responsibility, including Treasurer and Senior Vice President of Finance & Strategic Management for the company’s research and development organization. He has been a member of the board of directors of Diffusion Pharmaceuticals Inc., a publicly traded development stage oncology company, since 2015, and was a member of the board of directors of Aceto Corporation, a former publicly traded seller and distributor of generic drugs, pharmaceutical ingredients, and performance chemicals, from 2013 to 2019. In addition, Mr. Levin is a member of the advisory board of Auven Therapeutics, a private equity fund, and a member of the board of directors of the Critical Path Institute, a non-profit collaboration between the FDA and the pharmaceutical industry, focused on accelerating development of and streamlining regulatory requirements for innovative medicines. He earned a bachelor’s degree from Princeton University and a master’s degree in accounting from New York University’s Stern School of Business. Mr. Levin is a certified public accountant. Mr. Levin’s extensive experience in strategic planning, capital markets, financial reporting, tax planning, and business development contribute valuable insight and experience to the Board.

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George B. Abercrombie was initially appointed to the Board in October 2011. Mr. Abercrombie has over 30 years of experience as a business leader in the pharmaceutical industry. Mr. Abercrombie held the position of Senior Vice President and Chief Commercial Officer at Innoviva, Inc., a publicly traded bio-pharmaceutical asset management company, from 2014 to 2018. He served from 2001 to 2009 as the President and Chief Executive Officer of Hoffmann-La Roche Inc., a pharmaceutical company, where he was responsible for leading operations in both the U.S. and Canada. During his tenure, Mr. Abercrombie also served as a member of the Roche Pharmaceutical Executive Committee, which was responsible for developing and implementing global strategy for the Pharmaceuticals Division. In 1993, Mr. Abercrombie joined Glaxo Wellcome Inc. as Vice President and General Manager of the Glaxo Pharmaceuticals Division, and was later promoted to Senior Vice President, U.S. Commercial Operations. Prior to joining Glaxo, he spent over ten years at Merck & Co., Inc., where he gained experience in sales and marketing, executive sales management and business development. Mr. Abercrombie began his career as a pharmacist after receiving a bachelor’s degree in pharmacy from the University of North Carolina at Chapel Hill, and later earned an MBA from Harvard University. He formerly served on the Boards of Directors of Brickell Biotech, Inc., Inspire Pharmaceuticals, Inc., Ziopharm Oncology, Inc., Tranzyme Pharma, Aptus Health, Inc. and DemeRX. Additionally, he is an Adjunct Professor at Duke University’s Fuqua School of Business, a board member of the North Carolina GlaxoSmithKline Foundation, an inaugural member of the Duke University Psychiatry and Behavioral Sciences Advisory Board, and a member of the North Carolina Board of Science, Technology and Innovation. Mr. Abercrombie’s executive experience in the pharmaceutical industry and management positions with major pharmaceutical companies provide an excellent background for service on the Board.

Theresa M. Heggie was initially appointed to the Board in December 2018. Ms. Heggie currently serves as Chief Executive Officer of Freeline Therapeutics Holdings plc, a publicly traded gene therapy company. She previously served as Senior Vice President, Head of Europe, Middle East, Africa & Canada for Alnylam Pharmaceuticals, Inc., a global commercial-stage biopharmaceutical company, from May 2017 to May 2020. From May 2016 to April 2017, she served as a non-executive director of Swedish Orphan Biovitrum AB, an international specialty biopharmaceutical company dedicated to rare diseases. From June 2013 to March 2016, Ms. Heggie served as Chief Strategy and Marketing Officer for Bupa, an international healthcare group. Prior to June 2013, Ms. Heggie served in senior commercial and operating roles at Shire plc, a global specialty biopharmaceutical company, including Senior Vice President, Global Commercial Operations for the rare disease business. Prior to that, Ms. Heggie had responsibility over EMEA rare disease and served as Chief Executive Officer of Jerini AG, a pharmaceutical company, following Shire’s acquisition of the company, and its lead asset, Firazyr®, for the treatment of hereditary angioedema. Prior to joining Shire, Ms. Heggie spent more than 20 years in a broad range of increasingly senior commercial positions at Janssen Pharmaceuticals and Baxter Healthcare. Ms. Heggie is currently a member of the board of directors of Freeline and a member of the supervisory board of ProQR Therapeutics NV, a publicly traded biotechnology company based in the Netherlands. Ms. Heggie holds a Bachelor of Science degree from Cornell University. Ms. Heggie’s extensive commercial experience in the industry, especially her rare disease commercial experience, provide valuable knowledge and insight to the Board.

Jon P. Stonehouse joined BioCryst in January 2007 as Chief Executive Officer and Director. He was also named President in July 2007. Prior to joining the Company, he served as Senior Vice President of Corporate Development for Merck KGaA, a pharmaceutical company, since July 2002. His responsibilities included corporate mergers and acquisitions, global licensing and business development, corporate strategy and alliance management. Prior to joining Merck KGaA, Mr. Stonehouse held a variety of roles at Astra Merck/AstraZeneca. Mr. Stonehouse began his career in the pharmaceutical industry as a sales representative and held increasing sales leadership positions at Merck & Co., Inc. In 2008 and 2011, respectively, Mr. Stonehouse joined the Advisory Boards of Precision Biosciences, Inc., a private biotechnology company, and Genscript, a private bioservices company. Also in December 2014, he joined the Board of Directors of Bellicum Pharmaceuticals, Inc., a publicly traded clinical stage biopharmaceutical company focused on novel cellular immunotherapies. Mr. Stonehouse earned his BS in Microbiology at the University of Minnesota. As Chief Executive Officer and President of BioCryst, Mr. Stonehouse brings to the Board an intimate knowledge of our business, and his executive experience in a variety of capacities at major pharmaceutical companies provides industry-specific operational experience that is beneficial to the Board.

Biographical information about Dr. Thackray, whose term as a director will expire at the Meeting, is below.

Helen M. Thackray, M.D. was initially appointed to the Board in September 2019, and her term as a director will expire at the Meeting. Dr. Thackray joined BioCryst in March 2021 as our Chief Research & Development Officer. She previously served as Chief Medical Officer and Senior Vice President of clinical development at GlycoMimetics, Inc., a publicly traded biotechnology company focused on serious oncology, immunology, and inflammatory conditions, from 2006 to 2021 and led its orphan product, fast track, and breakthrough therapy programs at all stages of development in rare diseases. Prior to joining GlycoMimetics, Dr. Thackray was Vice President of Clinical Development at Biosynexus and served for over a decade on the research ethics review board of the National Center for Healthcare Statistics, part of the Centers for Disease Control and Prevention. Most recently she has served on the ICH E11A Expert Working Group for the development of a harmonized regulatory guideline for pediatric extrapolation in drug development. She is a board-certified pediatrician, serving on the faculty of the Children’s National Medical Center and George Washington University School of Medicine and Health Sciences since 2000. Dr. Thackray has authored more than 60 peer-reviewed articles and presentations. Dr. Thackray holds a Bachelor of Science degree in biological sciences from Stanford University and an M.D. from the George Washington University School of Medicine and Health Sciences. She completed her pediatric residency and chief residency at Children’s National Medical Center, trained in medical genetics at the National Human Genome Research Institute at the National Institutes of Health, and is a Fellow of the American Academy of Pediatrics. Dr. Thackray’s medical background and substantial rare disease treatment development experiences contribute valuable insight and expertise to the Board.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

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2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2021

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2021. Services provided to the Company by Ernst & Young LLP in fiscal 2020 and 2019 are described below.

The Company is asking its stockholders to ratify the selection of Ernst & Young LLP as its independent registered public accountants for 2021. Although ratification is not required by the Company’s bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to its stockholders for ratification as a matter of good corporate practice.

A representative of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from our stockholders.

Audit Fees

In connection with the audit of the 2020 consolidated financial statements, the Company entered into an engagement agreement with Ernst & Young LLP, which set forth the terms by which Ernst & Young LLP agreed to perform audit services for the Company.

Set forth below is information relating to the aggregate fees paid to Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2020 and 2019, respectively.

	2020	2019
(1) Audit Fees	$876,880	$678,200
(2) Audit-related fees	—	—
(3) Tax fees	—	—
(4) All other fees	—	—

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements and internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements, including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings. For 2020 and 2019, fees associated with registration statement filings and securities offerings were $156,600 and $128,600, respectively.

Audit Committee Pre-Approval

It is the policy of the Audit Committee, as set forth in the Audit Committee Charter, to pre-approve, consistent with the requirements of the federal securities laws, all auditing services and non-audit services provided to the Company by its independent registered public accounting firm, other than such non-audit services as are prohibited by law to be performed by the independent registered public accounting firm and other than as provided in the de minimis exception set forth in applicable provisions of the federal securities laws. The Audit Committee may delegate to one or more of its designated members the authority to grant the required pre-approvals, provided that the decisions of any member(s) to whom such authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at each of its scheduled meetings.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2021.

In the event that the Company’s stockholders do not ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for 2021, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

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3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory or non-binding basis, an advisory resolution on the compensation of our Named Executive Officers, as defined herein, as disclosed in this Proxy Statement in accordance with rules promulgated by the SEC.

The Company asks that you indicate your support for our executive compensation policies and practices as described in “Compensation Discussion and Analysis” and the accompanying tables and related disclosures in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Proxy Statement. Your vote is advisory and so will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when structuring future executive compensation arrangements. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Meeting and voting on the proposal will be required for approval.

We believe that the experience, abilities and commitment of our Named Executive Officers are unique in the biotechnology industry, and we recognize the need to fairly compensate and retain a senior management team that has produced excellent operating results over the past several years. Accordingly, the Compensation Committee makes compensation decisions for our executive officers after consideration of the following primary objectives:

•	to have a substantial portion of each officer’s compensation contingent upon the Company’s performance as well as upon his or her own level of performance and contribution toward the Company’s performance and long-term strategic goals;

•	to reward executives for actions that create short-term and long-term sustainable stockholder value, with a strong focus on Company results;

•	to align the interests of our executives with the Company’s corporate strategies, business objectives, and the long-term interests of our stockholders; and

•	to attract, incentivize, and retain our executive talent.

Further, our executive compensation program is based on market best practices to ensure that it is appropriately risk-based and competitive with similar companies in our industry. We do not believe that our executive compensation program encourages our management to take excessive risks.

The Board of Directors encourages you to carefully review the information regarding our executive compensation program contained in this Proxy Statement, including the Compensation Discussion and Analysis beginning on page 26, as well as the Summary Compensation Table and other related compensation tables and narrative discussion, appearing on pages 35 through 42, which provide detailed information on the compensation of our Named Executive Officers.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING RESOLUTION:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative discussion.”

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4.	Approval of AN amendment to the Stock Incentive Plan to increase the number of shares available for issuance under the Stock Incentive Plan by 7,500,000 SHARES

We are asking our stockholders to approve an amendment to the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (as amended, the “Stock Incentive Plan”) to increase the number of shares available for issuance under the Stock Incentive Plan by 7,500,000 (the “Plan Amendment”). We believe that the Plan Amendment is necessary for the Stock Incentive Plan to support the Company’s continued growth in 2021.

As of April 1, 2021, the total number of shares available under the Stock Incentive Plan, without giving effect to the Plan Amendment, is 28,891,274. This amount consists of 25,442,402 shares reserved for awards already granted and 3,448,872 shares currently available for future issuance under the Stock Incentive Plan. The shares currently available for future issuance under the Stock Incentive Plan represent less than one-half of our projected needs for the next year, which provides limited availability and flexibility for our equity usage as part of our global, broad-based equity program. The proposed increase would bring the total number of shares available under the Stock Incentive Plan to 10,948,872 as of April 1, 2021, which we currently expect to be sufficient under the Stock Incentive Plan through the 2022 annual meeting of stockholders (subject to a number of factors, including changes in stock price and the pace of the Company’s growth).

On April 1, 2021, our Board approved the Plan Amendment, subject to stockholder approval at this Meeting. The Stock Incentive Plan, as amended by the Plan Amendment, is attached as Annex A to this Proxy Statement. In addition to the Plan Amendment, the Stock Incentive Plan, as amended and restated on April 1, 2021, includes certain other amendments that are not subject to stockholder approval.

Equity Usage and Needs

As further explained below, the increase in shares reserved for issuance under the Stock Incentive Plan pursuant to the Plan Amendment is necessary to allow the Company to provide customary levels of equity incentives to employees, including without limitation the long-term equity incentive awards that the Compensation Committee has historically granted to all employees on an annual basis.

•	Our continued growth necessitates additional shares. The Company added approximately 125 employees to its workforce in 2020, increasing its net employee headcount at December 31, 2020 by approximately 74% compared to December 31, 2019, as it prepared for the commercial launch of ORLADEYO™ (berotralstat) in the United States and transitioned from primarily a research and development company to a commercial stage-company. The Company expects continued employee growth in 2021 with the anticipated launches of ORLADEYO in Japan, the European Union, and the United Kingdom and the continued development of our other product candidates.

•	Strategic use of a broad-based equity program is core to our compensation philosophy. The Compensation Committee has historically granted long-term equity incentive awards to all employees on an annual basis to, among other things, align our employees’ interests with those of our stockholders. We believe that employees with a stake in the future success of our business are highly motivated to achieve long-term growth and are well-aligned with the interests of our other stockholders to increase stockholder value.

•	Equity is essential to talent acquisition and retention. Our Board believes that the increase in the share reserve is necessary to assure that a sufficient reserve of Common Stock is available for issuance to make competitive grants through 2022. We rely significantly on equity incentives in order to attract, incentivize, and retain employees, consultants, and non-employee directors, and we believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and for other key individuals.

Without the approval of the Plan Amendment, we will not be able to continue providing competitive equity incentives to existing employees or to attract new employees in our competitive market. This could ultimately result in the loss of critical talent and inhibit our ability to meet our future growth objectives. If approved by stockholders, we intend to use the additional shares under the Plan Amendment to recruit, incentivize, and retain employees.

Potential Dilution and Burn Rate

When considering the number of shares to add to the Stock Incentive Plan, the Compensation Committee reviewed, among other things, the potential dilution to current stockholders as measured by burn rate and overhang, and projected future share usage. We recognize the dilutive impact of our equity compensation programs on our stockholders and continuously aim to balance this concern with the competition for talent, competitive compensation practices, and the need to attract and retain talent.

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Overhang

On a fully diluted basis, the approximately 28,891,274 shares currently available for issuance under the Stock Incentive Plan (without taking into account the Plan Amendment) represent an overhang of approximately 14% based on the number of outstanding shares of Common Stock and shares underlying outstanding awards as of April 1, 2021, and 15% of the awards outstanding are underwater. If the Plan Amendment is approved, the additional 7,500,000 shares would increase the overhang to 17%. We calculate overhang as the total of (a) shares available for future grants under the Stock Incentive Plan plus (b) shares underlying any outstanding awards divided by (c) the total number of shares outstanding plus shares available for issuance under the Stock Incentive Plan plus shares underlying any outstanding awards.

Burn Rate

Our three-year average unadjusted burn rate is approximately 5.2%. As of April 1, 2021, there were approximately 3,448,872 shares available for future grants under the Stock Incentive Plan. Depending on assumptions, if these amendments are approved, it is expected that there will be sufficient shares available under the Stock Incentive Plan to satisfy our equity needs through our 2022 annual meeting of stockholders.

Plan Features that Protect Stockholder Interests

The Stock Incentive Plan provides the following provisions that are favorable to our stockholders and protect stockholder interests:

✓	Independent Plan Administration. The Compensation Committee, comprised solely of non-employee, independent directors, administers the Stock Incentive Plan.

✓	No “Evergreen” Provision. The Stock Incentive Plan does not include an “evergreen” feature pursuant to which the reserve of shares authorized for issuance would automatically be replenished periodically.

✓	Limitation on Awards to Individuals. The Stock Incentive Plan limits the number of shares of Common Stock subject to awards that an individual may receive during each calendar year to 1,500,000 shares.

✓	Minimum One-Year Vesting Requirement. All awards granted under the Stock Incentive Plan are subject to a minimum one-year vesting period, provided that this limitation shall not apply to up to five percent of the total number of shares available for issuance under the Stock Incentive Plan.

✓	No Discounted Options or Stock Appreciation Rights. Options and stock appreciation rights may not be granted with exercise prices below fair market value.

✓	No Dividends on Unvested Awards. The Stock Incentive Plan prohibits the payment of dividends on unvested awards.

✓	Clawback. Awards issued under the Stock Incentive Plan are subject to any clawback policy of the Company as in effect from time-to-time, including the clawback policy described under “Compensation Discussion and Analysis⸻Clawback Policy.”

✓	No Liberal Share Reuse. Shares subject to an award will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation, or not issued upon the settlement of an award or exercise of a stock option.

✓	No Gross Ups. The Stock Incentive Plan does not provide for any tax gross-ups.

✓	No Repricings. No option or stock appreciation right may be repriced, regranted through cancellation, including cancellation in exchange for cash or other awards, or otherwise amended to reduce its option price or exercise price (other than with respect to adjustments made in connection with a transaction or other change in the Company’s capitalization as permitted under the Stock Incentive Plan) without the approval of the stockholders of the Company.

✓	Double-Trigger on Change of Control. The Stock Incentive Plan includes a double-trigger provision for the vesting of any options, restricted stock, or RSUs upon a change of control; however, if awards are not assumed by the acquirer or successor in connection with such change of control, outstanding awards under the Stock Incentive Plan will be fully vested.

✓	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

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Summary of the Stock Incentive Plan

The principal provisions of the Stock Incentive Plan, including (unless otherwise noted) the terms of the Plan Amendment, are summarized below. This summary is not complete and is qualified in its entirety by the terms of the Stock Incentive Plan attached as Annex A to this Proxy Statement.

Equity Incentive Programs

The Stock Incentive Plan consists of three separate equity incentive programs:

•	the Discretionary Option Grant Program;

•	the Stock Issuance Program; and

•	the Automatic Option Grant Program for non-employee Board members.

The principal features of each program are described below. The Compensation Committee or, in the absence of the Compensation Committee, another properly constituted committee of the Board, or the Board itself, has the authority to administer the Discretionary Option Grant Program and the Stock Issuance Program with respect to option grants and stock issuances made to our executive officers and non-employee Board members, and also has the authority to make grants under these programs to all other eligible individuals. The Compensation Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Committee is authorized and empowered to do or perform under the Plan, and for all purposes under the Plan, such officer or officers shall be treated as the Committee.

The term “plan administrator,” as used in this summary, means, as applicable, the Compensation Committee, another properly constituted committee of the Board, the Board, or one or more officers of the Company, to the extent that any of them is acting within the scope of its administrative jurisdiction under the Stock Incentive Plan. However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Automatic Option Grant Program. All grants under that program will be made in strict compliance with the express provisions of the program.

Share Reserve

As of April 1, 2021, an aggregate of 40,590,000 shares of Common Stock have been reserved for issuance over the term of the Stock Incentive Plan, without giving effect to the share increase proposed under the terms of this proposal. The total number of shares available under the Stock Incentive Plan as of April 1, 2021, without giving effect to the share increase proposed under the terms of this proposal, is 28,891,274. This amount consists of 25,442,402 shares reserved for awards already granted and 3,448,872 shares of Common Stock currently available for future issuance under the Stock Incentive Plan. Approval of the Plan Amendment will increase the number of shares available for issuance under the Stock Incentive Plan by 7,500,000 shares.

The shares of Common Stock issuable under the Stock Incentive Plan may be drawn from shares of our authorized but unissued Common Stock or from shares of Common Stock reacquired by us, including shares repurchased on the open market.

No individual may receive options or other awards under the Stock Incentive Plan exceeding 1,500,000 shares in the aggregate in any calendar year.

In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and per participant) under the Stock Incentive Plan and the securities in effect under each outstanding option and stock issuance and, where applicable, the option exercise price per share.

Eligibility

Officers and employees, non-employee Board members and independent consultants in our service or the service of our parents or subsidiaries, whether now existing or subsequently established, are eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program. Non-employee members of the Board are also eligible to participate in the Automatic Option Grant Program.

As of April 1, 2021, eight executive officers, approximately 258 other employees, and seven non-employee Board members were eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program. Our seven non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

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Valuation

The “fair market value” per share of Common Stock on any relevant date under the Stock Incentive Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq Global Select Market. On April 1, 2021, the closing selling price of our Common Stock per share was $9.95.

Discretionary Option Grant Program

Terms of Options

The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule, if any, for the option grant and the maximum term for which any granted option is to remain outstanding.

Each granted option will have an exercise price per share no less than the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares; the shares acquired under those options will be unvested and subject to repurchase by us, at the exercise price paid per share, if the optionee ceases service with us prior to vesting in those shares.

Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

Upon the optionee’s cessation of service as a result of death after at least five years of service, all of the optionee’s outstanding options will accelerate and become exercisable in full.

In no event may options (or stock appreciation rights) granted under the Stock Incentive Plan be directly or indirectly repriced without the approval of our stockholders.

Stock Appreciation Rights

The Plan Administrator is authorized to issue tandem stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program. The grant price of a stock appreciation right may not be less than the fair market value of our Common Stock on the date of the grant.

Tandem stock appreciation rights under the Discretionary Option Grant Program provide the holder with the right to surrender an option for an appreciation distribution from the Company. The amount of this distribution will be equal to the excess of:

(i)      the fair market value of the vested shares of Common Stock subject to the surrendered option, over

(ii)     the aggregate exercise price payable for such shares.

An appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock, or a combination thereof.

Stock Issuance Program

Shares may be issued under the Stock Issuance Program through direct and immediate issuance or with vesting upon the completion of a designated service period, the attainment of pre-established performance goals, or a specific period of time after issuance. To the extent a participant ceases service without completing the designated service period or performance goals, we have the right to repurchase the shares at the price paid, if any. However, the Plan Administrator has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the program. Share recipients will have full stockholder rights with respect to their shares, including the right to vote the shares and to receive regular cash dividends. Share recipients do not have rights with respect to unvested shares; however, the Plan Administrator may grant dividend equivalents entitling the holder of such unvested shares to regular cash dividends payable on such shares. Dividends and dividend equivalents are subject to the same vesting schedule and payable at the same time as the shares to which such dividends and dividend equivalents relate.

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Shares of Common Stock may also be issued under the program pursuant to RSUs that entitle the recipient to receive shares of Common Stock (or cash in lieu thereof) in the future following the satisfaction of vesting conditions imposed by the Plan Administrator. Outstanding RSUs under the program will automatically terminate, and no shares of Common Stock will be issued in satisfaction of those awards, if the vesting conditions established for the awards are not satisfied. RSU holders do not have stockholder rights with respect to the awards; however, the Plan Administrator may grant dividend equivalents entitling the holder of RSUs to regular cash dividends payable on the underlying shares. Dividend equivalents are subject to the same vesting schedule and payable at the same time as the shares underlying the RSU to which such dividend equivalents relate.

The Plan Administrator has complete discretion under the program to determine which eligible individuals are to receive stock issuances or RSUs, the time or times when those issuances or awards are to be made, the number of shares subject to each issuance or award, the extent to which an RSU will have an accompanying dividend equivalent, and the vesting schedule to be in effect for the stock issuance or RSU.

Automatic Option Grant Program

Terms of Options

Under the Automatic Option Grant Program, eligible non-employee Board members, including Board members who are our former employees, will receive a series of option grants over their period of Board service. Each non-employee Board member will, at the time of his or her initial election or appointment to the Board or upon continuing to serve as a Board member after ceasing to be employed by us, receive an option grant for up to 80,000 shares of Common Stock. The amount of the initial grant is determined by multiplying:

(i)     a fraction, the numerator of which is the number of months remaining between the date the Board member first became a non-employee Board member and the date of the next Annual Meeting and the denominator of which is 12, by

(ii)    80,000 shares of Common Stock.

In addition, each year on the date of the Company’s annual meeting of stockholders, each individual who is to continue to serve as a non-employee Board member will automatically be granted an additional option to purchase 40,000 shares of Common Stock. There is no limit on the number of these 40,000-share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service.

Each automatic grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a term of ten years. Each initial automatic option grant will vest, subject to the terms of the Stock Incentive Plan, in 36 equal monthly installments over a three-year period measured from the grant date. Each annual automatic option grant shall vest and become exercisable on the 12-month anniversary of the grant date. With respect to both the initial automatic option grant and the annual automatic option grant, vesting will cease and options will not become exercisable for any additional option shares following the optionee’s cessation of Board service for any reason. Following an optionee’s cessation of Board service for any reason, each option vested at the time of cessation of Board service will remain exercisable by the optionee (or after the optionee’s death, by his or her estate or heirs) for the remainder of the ten-year term of that option.

Stock Appreciation Rights

The terms of the Automatic Option Grant Program provide that options will have one of two different stock appreciation rights, depending on the date on which the option is granted. In either case, the grant price of the stock appreciation right may not be less than the fair market value of our Common Stock on the date of the grant.

Each option granted under the Automatic Option Grant Program contains a tandem stock appreciation right that gives the holder the right to surrender the option for an appreciation distribution, to be paid by us to the holder in shares of Common Stock. The amount of the distribution will be equal to the excess of:

(i)     the fair market value of the vested shares of Common Stock subject to the surrendered option, over

(ii)    the aggregate exercise price payable for such shares.

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General Provisions

Acceleration

In the event that we are acquired by merger or asset sale or otherwise undergo a change in control, including a change effected through the successful completion of a tender offer for more than 50% of our outstanding voting stock or a change in the majority of the Board effected through one or more contested elections for Board membership, except as set forth in the terms of the grant, the vesting of each outstanding option under the Automatic Option Grant Program, and the vesting of each RSU under the Stock Issuance Program, in each case granted prior to April 3, 2017 shall automatically accelerate in full. However, all other grants under the Stock Incentive Plan made on or after April 3, 2017 are subject to “double trigger” vesting if the grants are assumed, in which case accelerated vesting will apply only if the grantee’s service is terminated by us without “cause” or the grantee due to a “constructive termination” within 90 days preceding or two years following the change in control. If the grants are not assumed in connection with the change in control, they will fully vest upon the change in control.

Payment of Withholding Taxes for Options

The Plan Administrator may provide one or more participants in the Discretionary Option Grant Program and Stock Issuance Program with the right to have us withhold a portion of the shares otherwise issuable to such participants in satisfaction of applicable withholding taxes that attach upon the exercise of options or the vesting of stock issuances or RSUs. Alternatively, the Plan Administrator may allow participants to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

Amendment and Termination

The Board may amend or modify the Stock Incentive Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations (including applicable Nasdaq Global Select Market rules). Unless sooner terminated by the Board, the Stock Incentive Plan will terminate on the earliest of:

(i)      ten years following the date the Stock Incentive Plan is approved by the Board, which will be April 1, 2031 (but any options, stock issuances or other awards outstanding on such date shall remain in effect in accordance with their terms);

(ii)    the date on which all shares available for issuance under the Stock Incentive Plan have been issued as fully vested shares; or

(iii)   the termination of all outstanding options and stock issuances in connection with certain changes in control or ownership of the Company.

New Plan Benefits

With the exception of grants to non-employee members of the Board under the Automatic Option Grant Program, future awards under the Stock Incentive Plan are indeterminable as all such future grants are determined by the Plan Administrator in its discretion, and no arrangements have been made at this time with respect to the shares reserved for issuance under the Stock Incentive Plan. The following tabulation reflects the awards to be granted to the non-employee members of the Board under the Automatic Option Grant Program:

Name and Position	Dollar Value ($)	Number of Units
Jon P. Stonehouse	⸻	⸻
President, Chief Executive Officer
Thomas R. Staab, II	⸻	⸻
Former Senior Vice President and Chief Financial Officer
Anthony J. Doyle	⸻	⸻
Chief Financial Officer
Yarlagadda S. Babu, Ph.D.	⸻	⸻
Chief Discovery Officer
William P. Sheridan, MBBS	⸻	⸻
Chief Medical Officer
Megan T. Sniecinski	⸻	⸻
Chief Business Officer
Executive Officer Group	⸻	⸻
Non-Employee Director Group	(1)	520,000	(1)
Non-Executive Officer Employee Group	⸻	⸻

(1)	Represents stock options to be granted to our non-employee directors pursuant to the Automatic Option Grant Program immediately following the Meeting and immediately following each subsequent annual meeting of stockholders within each non-employee director’s applicable three-year term, assuming Dr. Hutson and Mr. Ingram are re-elected at the Meeting. Additional stock option grants under the Automatic Option Grant Program are expected in future years; however, the number of such stock options will vary based on the number of existing or newly-elected directors eligible to receive a grant each year, as described above under “Automatic Option Grant Program⸻Terms of Options.”

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Equity Compensation Plan Information

As of April 1, 2021, an aggregate of 40,590,000 shares of Common Stock have been reserved for issuance over the term of the Stock Incentive Plan, without giving effect to the share increase proposed under the terms of this proposal. The total number of shares available under the Stock Incentive Plan as of April 1, 2021, without giving effect to the share increase proposed under the terms of this proposal is 28,891,274. This amount consists of 25,442,402 shares reserved for awards already granted and 3,448,872 shares of Common Stock available for future issuance under the Stock Incentive Plan.

Information regarding the securities authorized for issuance under our equity compensation plans is presented as of December 31, 2020, which does not give effect to the increases of 7,500,000 shares of Common Stock under the Stock Incentive Plan or 3,500,000 shares of Common Stock under the Employee Stock Purchase Plan described in Proposal 5.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	24,884,781	(1)	6.52	7,465,636	(2)
Equity compensation plans not approved by security holders	4,170,793	(3)	3.88	229,207	(4)
Total	29,055,574		6.14	7,694,843

(1)	Represents stock option awards and RSUs granted under the Stock Incentive Plan. The number of shares that may be issued pursuant to the Employee Stock Purchase Plan during a given period and the purchase price of such shares cannot be determined in advance of such purchases.

(2)	Consists of 4,592,872 shares available for future issuance under the Stock Incentive Plan and 2,872,764 shares available for future issuance under the Employee Stock Purchase Plan.

(3)	Represents stock option awards granted under the Inducement Equity Incentive Plan. For a narrative description of the terms of the Inducement Equity Incentive Plan, see Note 8 to the Company’s audited consolidated financial statements for the year ended December 31, 2020, which is included in the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2021.

(4)	Represents shares available for issuance under the Inducement Equity Incentive Plan. For a narrative description of the terms of the Inducement Equity Incentive Plan, see Note 8 to the Company’s audited consolidated financial statements for the year ended December 31, 2020, which is included in the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2021.

Federal Income Tax Consequences

Option Grants

Options granted under the Stock Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code (the “Code”) or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise transferred. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. If the optionee makes a qualifying disposition, the taxable income recognized by the optionee will be treated as a long-term capital gain and we will not be entitled to an income tax deduction. If the optionee makes a disqualifying disposition of the purchased shares, then for the taxable year in which such disposition occurs, the optionee will recognize ordinary income, and we will be entitled to an income tax deduction, in an amount generally equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares.

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Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, in an amount equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

Subject to limitations imposed by Section 162(m) of the Code, we will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. Any such deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the appreciation distribution. Subject to limitations imposed by Section 162(m) of the Code, we will generally be entitled to an income tax deduction equal to the appreciation distribution in the taxable year in which the ordinary income is recognized by the optionee.

Stock Issuances

Generally, the issuance of unvested stock will not result in taxable income to the employee. Instead, upon vesting, the fair market value of such shares, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation. Any cash dividends or other distributions paid with respect to the stock prior to vesting will also be included in the holder’s ordinary income as compensation when paid. The participant may however, elect under Section 83(b) of the Code, to include in his or her ordinary income at the time the stock is issued the fair market value of such shares less any amount paid. Any cash dividends paid thereafter will be treated as dividend income.

Subject to limitations imposed by Section 162(m) of the Code, we will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the stock issuance. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the participant.

Restricted Stock Units (RSUs)

No taxable income is recognized by a participant upon grant of an RSU. The participant will recognize ordinary income, in the year in which the RSU vests and the underlying stock is issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance. Any cash or other property paid with respect to such shares on the vesting date will also be includible in the participant’s ordinary income as compensation at the time of payment. A participant may not make an 83(b) election with respect to an RSU. Subject to limitations imposed by Section 162(m) of the Code, we will generally be entitled to an income tax deduction to the extent the participant recognizes ordinary income with respect to an RSU. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the participant.

Deductibility of Executive Compensation

Section 162(m) of the Code imposes an annual deduction limit of $1 million on compensation paid by the Company to “covered employees” in any taxable year. This rule may limit the deductibility of awards granted pursuant to the Plan. We believe that our stock options granted prior to November 3, 2017 should qualify as “performance-based compensation” exempt from the $1 million limit, but that exception is no longer available for options and other awards granted after that date.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS DEEMS THE AMENDMENT TO THE STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN BY 7,500,000 SHARES TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE STOCK INCENTIVE PLAN.

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5.	Approval of an amendment to the EMPLOYEE STOCK PURCHASE Plan to increase the number of shares available for issuance under the EMPLOYEE STOCK PURCHASE Plan by 3,500,000 shares

In May 1995, the Company’s stockholders approved the Company’s Employee Stock Purchase Plan (as amended, the “ESPP”). As initially adopted, a total of 200,000 shares of Common Stock were reserved for issuance under the ESPP. On May 15, 2002, the Company’s stockholders approved an amendment to the ESPP to (i) increase the number of shares available under the ESPP by 200,000 and (ii) eliminate the January 2005 termination date of the ESPP. On May 21, 2008, the Company’s stockholders approved an amendment to the ESPP to increase the number of shares available under the ESPP by 200,000. On May 13, 2010, the Company’s stockholders approved an amendment to the ESPP to increase the number of shares available under the ESPP by 225,000. On May 23, 2012, the Company’s stockholders approved an amendment to the ESPP to increase the number of shares available under the ESPP by 150,000. On May 2, 2014, the Company’s stockholders approved an amendment to the ESPP to increase the number of shares available under the ESPP by 500,000. On May 12, 2020, the Company’s stockholders approved an amendment to the ESPP to increase the number of shares available under the ESPP by 3,000,000. As a result of these amendments, a total of 4,475,000 shares of Common Stock have previously been reserved for issuance under the ESPP. As of March 30, 2021, 1,795,446 shares had been issued, leaving a total of 2,679,554 shares available for future purchase under the ESPP.

Proposal

On April 1, 2021, the Board adopted, subject to stockholder approval, an amendment to the ESPP to add 3,500,000 shares of Common Stock to the number of shares authorized for issuance under the ESPP, bringing the total number of shares of Common Stock subject to the ESPP to 7,975,000 (the “ESPP Amendment”). When added to the remaining shares available for issuance under the ESPP as of April 1, 2021, the increase will result in a total of 6,179,554 shares being available for future employee purchases under the ESPP, subject to adjustment in the event of a change in capital structure of the Company (as discussed below).

The ESPP, as amended by the ESPP Amendment, is attached as Annex B to this proxy statement. The principal provisions of the ESPP are summarized below. This summary is not complete and is qualified in its entirety by the terms of the ESPP.

The Board of Directors believes that the approval of the ESPP Amendment is in the best interests of the Company and its stockholders, as the availability of an adequate number of shares for issuance under the ESPP and the ability of eligible employees to acquire a proprietary interest in the Company is an important factor in attracting, incentivizing, and retaining qualified personnel essential to the success of the Company.

Summary of the Employee Stock Purchase Plan

The following summary of the ESPP does not contain all of the terms and conditions of the ESPP, and is qualified in its entirety by the specific language of the ESPP, as amended by the ESPP Amendment.

General

Purposes. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The purpose of the ESPP is to allow eligible employees of the Company to subscribe for and purchase shares of the Company’s Common Stock directly from the Company at a discounted price through payroll deductions to encourage greater employee ownership in the Company and as an incentive for continued employment.

Administration. The ESPP is administered by the Compensation Committee of the Board of Directors of the Company (as used in this Proposal 5, the “Committee”). Subject to the specific provisions of the ESPP, all questions of interpretation or application of the ESPP are determined by the Committee and its decisions are final, conclusive and binding upon all participants. The Company pays all administrative expenses of the ESPP.

Amendment and Discontinuance. Following the end of any Purchase Period (as defined below), the Board may alter, amend, suspend or discontinue the ESPP. However, the Board may not take the following actions with respect to the ESPP without receiving the prior approval of the stockholders, except for permissible adjustments in the event of certain changes in the Company’s capitalization: (i) materially increase the number of shares of Common Stock issuable under the ESPP or the maximum number of shares purchasable per participant on any one purchase date; (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the ESPP; or (iii) materially increase the benefits accruing to participants under the ESPP or materially modify the requirements for eligibility to participate in the ESPP. Unless earlier terminated by the Board, shares of Common Stock will be offered for purchase under the ESPP until the earlier of (i) the date on which the maximum number of shares of Common Stock available for issuance under the ESPP shall have been purchased or (ii) the date on which all purchase rights are exercised in connection with an Acquisition (as defined below). Notwithstanding the date of termination determined by the preceding sentence, the Board of Directors may act to terminate the ESPP at the end of any Purchase Period under the ESPP.

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Eligibility and Participation

Employees (including officers and employee directors) who are employed by the Company or any participating subsidiary on a basis which requires such employee to work more than 20 hours per week for more than five months per calendar year at the commencement of each six-month purchase period (a “Purchase Period”), are eligible to participate in the ESPP, subject to certain limitations imposed by the Code and certain other limitations set forth in the ESPP. No purchase rights will be granted to any employee who, immediately after the grant of such right, would own (or otherwise hold options or other rights to purchase) stock possessing five percent or more of the total voting power or value of all classes of stock of the Company or any parent or subsidiary corporation.

As of April 1, 2021, approximately 235 employees were eligible to participate in the ESPP, and approximately 164 employees were participating. Participants participate in the ESPP by electing payroll deductions on or prior to the commencement of a Purchase Period that accumulate to purchase shares of Common Stock. The actual benefits, if any, to participants in the ESPP are not determinable prior to the purchase of shares thereunder as the value, if any, of such shares to their holders is represented by the difference between the market price of a share of our Common Stock on the date of purchase and the purchase price of the shares, as described below.

Purchase Periods and Payroll Deductions

Purchase Periods run from the first business day of February to the last business day of July and from the first business day in August to the last business day of the next succeeding January. Eligible employees may elect to participate in the ESPP on or prior to the start date of any Purchase Period. An eligible employee electing to participate may authorize payroll deductions in integral multiples of 1% of the base salary paid to such participant during the Purchase Period up to a maximum of 15% of base salary. The participant may decrease his or her rate of payroll deduction one time during any Purchase Period, but cannot increase the rate of deduction during the Purchase Period. Any elections to increase the rate of deduction will take effect at the beginning of the next Purchase Period. A participant may, at any time prior to the last day of the Purchase Period, terminate his or her right to purchase shares of Common Stock at the end of the Purchase Period, and no further payroll deductions will be collected from the participant during that Purchase Period. Payroll deductions accumulated in the terminating participant’s account shall, at the participant’s election, be immediately refunded to the participant or held for the purchase of shares on the last day of the next Purchase Period. Terminating participants who fail to make an election with respect to accumulated payroll deductions shall be refunded such deductions as soon as possible.

Payroll deductions are credited to accounts established in each participant’s name on the books of the Company. No interest accrues on payroll deductions credited to such accounts during the Purchase Period. On the last business day of each Purchase Period, the amount in each participant’s account is used to purchase whole shares of Common Stock of the Company on such purchase date. Any amount remaining in the participant’s account will be carried over to the next Purchase Period, except for amounts not applied to the purchase of Common Stock because the limitations on the number of shares purchasable per participant is exceeded, which amounts will be promptly refunded to the participant after the purchase date. A participant will not acquire any stockholder rights with respect to purchase rights under the ESPP until shares of Common Stock are actually purchased for such participant at the end of each Purchase Period. During a participant’s lifetime, rights to purchase shares of Common Stock pursuant to the ESPP shall be exercisable only by the participant.

Purchase Price and Amount of Common Stock Purchased

The purchase price per share for which shares of Common Stock will be sold at the end of a Purchase Period under the ESPP is the lesser of (i) 85% of the “fair market value” per share of the Common Stock on the start date of the Purchase Period or (ii) 85% of the “fair market value” per share of Common Stock on the purchase date. For purposes of the ESPP, the “fair market value” per share on any relevant date will be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq Global Select Market if, at the time, the Common Stock is traded on the Nasdaq Global Select Market, or the closing selling price per share of the Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted on the composite tape of transactions on such exchange, if at the time the Common Stock is listed on any stock exchange. In either case, if there is no closing selling price for the Common Stock on the date in question, then the “fair market value” shall be the closing selling price on the immediately preceding date for which such quotation exists.

The maximum number of shares which a participant may purchase on any purchase date may not exceed 3,000 shares of Common Stock (subject to adjustment in the event of a change in the capital structure of the Company as discussed below). In addition, a participant may not purchase more than $25,000 worth of Common Stock (determined on the basis of the fair market value of the Common Stock on the start date of the Purchase Period) each calendar year.

Mergers, Acquisitions and Other Corporate Transactions

In the event of certain acquisitions of the Company by merger or asset purchase (an “Acquisition”), all payroll deductions for the Purchase Period in which such Acquisition occurs will be automatically applied to the purchase of Common Stock immediately prior to the effective date of the Acquisition, subject to the limitations on purchase during any Purchase Period. The purchase price of such shares will be 85% of the lesser of (i) the “fair market value” of the Common Stock on the start date of the Purchase Period or (ii) the “fair market value” of the Common Stock immediately prior to the Acquisition. The Company will provide at least ten days’ notice prior to any Acquisition to each participant, and each participant will have the right to terminate participation in the ESPP prior to the effective date of the Acquisition should a participant not wish to have shares purchased in connection with the Acquisition.

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In the event of any stock split, common stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration by the Company, the number of shares of Common Stock issuable under the ESPP and any outstanding purchase rights (and the price per share in effect under any such purchase right) is subject to adjustment in order to prevent the dilution or enlargement of benefits under the ESPP and such purchase rights.

Termination of Employment or Loss of Eligibility

If a participant’s employment terminates for any reason, including death or disability, or the participant otherwise loses his or her status as an eligible employee, then all payroll deductions for the Purchase Period in which employment terminates or eligibility is lost are automatically refunded to the participant or the participant’s estate or personal representative, as applicable.

Federal Income Tax Information

The following information is a general summary of some of the current federal income tax consequences of the ESPP to participants and to the Company. Tax laws may change, and actual tax consequences will depend on a participant’s individual circumstances as well as state and local tax laws. Participants are advised to seek personal tax advice when they participate in the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

Tax Treatment of Participants. Under plans which qualify as “employee stock purchase plans,” no taxable income is recognized by the participant either upon receipt of the purchase right at the beginning of the Purchase Period or upon the actual purchase of shares on each purchase date. All tax consequences with respect to such purchases are deferred until the participant disposes of the shares. A disposition of shares generally includes any transfer of legal title, whether by sale, exchange or gift, but does not include a transfer to a participant’s spouse or a transfer to joint ownership if the participant remains one of the joint owners, or a transfer into the participant’s brokerage account.

The participant’s federal income tax liability upon disposition will depend on whether the participant makes a qualifying or disqualifying disposition of the purchased shares. A qualifying disposition will occur if the sale or other disposition of those shares is made after the participant has held the shares for (i) more than two years after the start date of the Purchase Period and (ii) more than one year after the actual purchase date. A disqualifying disposition is any sale or other disposition which is made prior to the satisfaction of either of these two minimum holding period requirements; provided, however, that if a participant dies while owning the shares, the transfer of the shares upon death will generally be considered a qualifying disposition.

With respect to a qualifying disposition, a participant will recognize ordinary income in the year of such disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the date of the qualifying disposition exceeds the purchase price or (ii) 15% of the fair market value of the shares on the start date of the Purchase Period in which those shares were purchased. Any additional gain recognized upon the qualifying disposition will be a long-term capital gain. If the fair market value of the shares on the date of the qualifying disposition is less than the purchase price the participant paid for the shares, there will be no ordinary income, and any loss recognized will be a long-term capital loss.

In the case of a disqualifying disposition, a participant will recognize ordinary income in the year of such disposition equal to the excess of (i) the fair market value of the shares on the purchase date over (ii) the purchase price paid for the shares. Any additional gain (or loss) recognized upon the disqualifying disposition will be capital gain (or loss), which will be long-term if the shares are held for more than one year from the date of purchase.

Tax Treatment of the Company. When a participant recognizes ordinary income upon making a disqualifying disposition, the Company will generally be entitled to a tax deduction in the amount of the ordinary income recognized by the participant. In other cases, no deduction is allowed the Company.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS DEEMS THE APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN BY 3,500,000 SHARES TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN.

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CORPORATE GOVERNANCE

Code of Business Conduct

We have a code of business conduct that applies to all our employees as well as to each member of the Board.  The code of business conduct is available on our website at www.biocryst.com under the Corporate Governance section.  The Company intends to post on its website any amendments to, or waivers from, its code of business conduct. To date, there have not been any waivers by us under the code of business conduct.

Board of Directors

The Company is governed by a Board of Directors, which currently consists of nine directors as determined by resolution of the Board in accordance with the Company’s Certificate of Incorporation. The Board has determined that seven of the nine current members of the Board (Messrs. Abercrombie, Aselage, Lee, Levin, and Ingram, Ms. Heggie, and Dr. Hutson) are independent as defined by the Nasdaq Global Select Market, or Nasdaq.  Prior to the commencement of her employment as the Company’s Chief Research & Development Officer in March 2021, Dr. Thackray was also independent under Nasdaq rules. Following the expiration of the term of Dr. Thackray’s directorship at the Meeting, the size of the Board will be reduced to eight directors. There are no family relationships among any of our directors or our executive officers.

The Board has established the Audit, Compensation, and Corporate Governance and Nominating committees to assist in the oversight of the Company. The Board has adopted charters for each of these committees, which are posted on the Company’s website at www.biocryst.com. The Company also makes available at its website its code of business conduct. Printed copies of these charters or the code of business conduct may be obtained, without charge, by contacting the Corporate Secretary, BioCryst Pharmaceuticals, Inc., 4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703.

Board Leadership Structure

Mr. Ingram currently serves as the Chairman of the Board.  The Chairman of the Board presides over the Board meetings and any executive session of the non-management directors. An executive session is held at every regularly scheduled Board meeting.

The Company’s CEO is responsible for setting the Company's strategic direction and for the day-to-day leadership and performance of the Company.  The Company’s independent Chairman provides input to the CEO.  The Company believes that separating the roles of Chairman and CEO is the most appropriate leadership structure for the Company at this time, based on the current circumstances and direction of the Company and the membership of the Board, including the vast experience of our current Chairman of the Board in the pharmaceutical industry.  This leadership structure permits the CEO to focus his attention on managing our business and allows the Chairman to function as an important liaison between management and the Board, enhancing the ability of the Board to provide oversight of the Company's management and affairs.

Risk Oversight

The Company does not view risk in isolation, but considers risk as part of its regular consideration of business strategy and business decisions.  The Board oversees the Company’s risk management function, directly and through its committees.  BioCryst approaches risk management by integrating its strategic planning, operational decision making and risk oversight and communicating risks and opportunities to the Board.  The Board commits substantial time and effort every year to discussing and agreeing upon the Company’s strategic plan, and it reconsiders key elements of the strategic plan as significant events and opportunities arise during the year.  As part of the review of the strategic plan, as well as in evaluating events and opportunities that occur during the year, the Board and management also consider the risks relating to the strategic plan.

While the Board has primary responsibility for oversight of the Company’s risk management, the Board’s standing committees support the Board by regularly addressing various risks in their respective areas of oversight.  Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with public reporting requirements.  The Compensation Committee assists the Board in fulfilling its risk management oversight responsibilities with respect to risks arising from compensation policies and programs.  The Corporate Governance and Nominating Committee assists the Board in fulfilling its risk management oversight responsibilities with respect to risks related to corporate governance matters.  The Audit Committee is also responsible for reviewing, discussing and advising the Board with respect to our corporate compliance program and code of business conduct. For additional information related to the Compensation Committee’s role in evaluating risks related to our executive compensation program, see “Compensation Discussion and Analysis” below.

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Committees of the Board

Audit Committee

The Company has an Audit Committee, currently consisting of Mr. Lee, as its Chairman, Mr. Abercrombie, and Mr. Levin, which is responsible for the review of internal accounting controls, financial reporting and related matters. The Audit Committee also recommends to the Board the independent accountants selected to be the Company’s auditors and reviews the audit plan, financial statements and audit results. The Board has adopted an Audit Committee Charter, available on the Company’s website, that meets all applicable rules of Nasdaq and the SEC. The Audit Committee members are “independent” directors as defined by Nasdaq and the SEC, meet the heightened independence standards applicable to Audit Committee members under Nasdaq and SEC rules, and meet Nasdaq’s financial literacy requirements for audit committee members. The Board has determined that each of Mr. Lee and Mr. Levin qualifies as an “audit committee financial expert,” as such term is defined by the SEC. The Audit Committee met four times during 2020.

Compensation Committee

The Company has a Compensation Committee, currently consisting of Dr. Hutson, as its Chairwoman, Mr. Aselage, and Mr. Ingram. The Compensation Committee is responsible for the annual review of officer compensation and other incentive programs. The Board has adopted a Compensation Committee Charter, available on the Company’s website, that meets all applicable rules of Nasdaq and the SEC. The Compensation Committee members are “independent” directors as defined by Nasdaq, meet the heightened independence standards applicable to Compensation Committee members under Nasdaq rules, and are “non-employee” directors as defined by SEC rules. The Compensation Committee met six times during 2020. More information describing the Compensation Committee’s processes and procedures for considering and determining executive compensation, including the role of consultants in determining or recommending the amount or form of director and executive compensation, is included under the heading “Compensation Discussion and Analysis” below.

Compensation Committee Interlocks and Insider Participation

The directors who served as members of the Compensation Committee during 2020 are Dr. Hutson, Mr. Aselage, and Mr. Ingram. None of these directors have ever served as an officer or employee of the Company, and none of these directors had any relationship with the Company during 2020 that would be required to be disclosed pursuant to Item 404 of Regulation S-K. No interlocking relationships exist between our current Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Corporate Governance and Nominating Committee

The Company has a Corporate Governance and Nominating Committee consisting of Mr. Abercrombie, as its Chairman, Dr. Hutson, and Mr. Ingram. The Corporate Governance and Nominating Committee selects persons for election or re-election as directors and provides oversight of the corporate governance affairs and policies of the Board of Directors and the Company. The Board has adopted a Corporate Governance and Nominating Committee Charter, available on the Company’s website, that meets all applicable rules of Nasdaq and the SEC. The Corporate Governance and Nominating Committee members are “independent” directors as defined by Nasdaq. The Corporate Governance and Nominating Committee met four times during 2020.

Other Committees

The Company also has a Commercialization Committee, a Science Committee and a Finance Committee, each of which convenes from time to time, as needed, to assist the Company and the Board on strategic decision-making regarding product development and commercialization and significant scientific and financial matters. Information about these committees, including committee composition and copies of the committee charters, is available on the Company’s website.

Selection of Board Nominees

The Corporate Governance and Nominating Committee (referred to in this section as the “Committee”) will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Committee has established a procedure for submission of suggestions by stockholders and will consider candidates recommended in writing, including biographical information and personal references. All submissions by stockholders should be sent directly to the Chairman of the Board, Robert A. Ingram, at 4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703. The Chairman will provide copies of all submissions to the Committee for its consideration.

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The Committee reviews all submissions and evaluates them based on predetermined selection criteria to identify prospective nominees. In reviewing candidates to become prospective nominees, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate based on the information provided to the Committee with the recommendation of the candidate, as well as the Committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or to others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the candidate can satisfy the director selection criteria described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request additional information about the candidate’s background and experience. The Committee then evaluates the candidate as a prospective nominee considering our director selection criteria, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

In evaluating prospective nominees for Board membership, consideration is given to obtaining a diversity of experience and perspective within the Board. In considering diversity, we look at the entirety of the Board. Although we do not seek constituent or representational directors, the Committee does consider the diversity of the Board whenever we are looking for a new director, including diversity of backgrounds, experience, perspective, race, gender, and ethnicity. The Committee and the Board evaluate the Board’s diversity on a periodic basis as part of their review of the Board as a whole. For example, our Board conducts annual self-evaluations, which the Committee oversees, designed to solicit directors’ views on a variety of topics, including whether directors as a whole have the appropriate mix of characteristics, business experience, background and tenure.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the relevance of the current expertise of the Board, stockholder communications, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee selects the director nominees for the next annual meeting of stockholders. The Committee recommended the nomination of two of the incumbent directors whose terms are expiring at the Annual Meeting for reelection to the Board of Directors.

Annual Performance Evaluations

The Board has a policy requiring an annual evaluation of the performance of the Board and the committees thereof, including individual assessments of each director’s performance and qualifications. The Board engages third-party evaluators to oversee the individual director assessments from time to time at the discretion of the Corporate Governance and Nominating Committee.

Stockholder or Other Interested Party Communications

Stockholders or other parties interested in communicating directly with the Board, or specified individual directors, may do so by writing to the Corporate Secretary, 4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703. The Secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the Secretary, relates to the functions of the Board or its committees or that the Secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Stock Ownership Guidelines

We have adopted stock ownership guidelines for our directors to help ensure that they each maintain an equity stake in the Company and, by doing so, appropriately link their interests with those of stockholders.  The guideline for non-employee directors is for each director to hold 10,000 shares of BioCryst stock.  Non-employee directors are expected to achieve this ownership level within three years of joining the Board.

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Director Attendance

During 2020, the Board held five meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees of the Board of which he or she is a member. We encourage all members of the Board to attend our annual meetings of stockholders. Our President and Chief Executive Officer, Jon P. Stonehouse, Messrs. Ingram, Lee, and Levin, and Ms. Heggie were each in attendance at the 2020 Annual Meeting of Stockholders.

Certain Relationships and Related Transactions

Since January 1, 2020, other than as set forth below, there were no relationships or related transactions requiring disclosure between the Company and any of its directors, executive officers or five percent stockholders. The Audit Committee Charter requires all related party transactions to be pre-approved by the Audit Committee.

On June 1, 2020, we issued pre-funded warrants to purchase 3,511,111 shares of our Common Stock to entities affiliated with Baker Bros. Advisors LP in an SEC registered public offering at the public offering price of $4.49 per warrant. The pre-funded warrants are exercisable in accordance with the terms in the warrant agreement and have an exercise price of $0.01 per share, which is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Company's Common Stock and also upon any distributions of assets to the Company's stockholders. In the event of certain corporate transactions, the holders of the pre-funded warrants will be entitled to receive, upon exercise of the pre-funded warrants, the kind and amount of securities, cash or other property that the holders would have received had they exercised the pre-funded warrants immediately prior to such transaction. The pre-funded warrants do not contain voting rights or any of the other rights or privileges as a holder of the Company’s Common Stock. This transaction was approved by the Board.

Anti-Hedging Policy

We have adopted a policy that prohibits employees (including officers) or directors, or any of their family members, from engaging in any type of short sale or purchasing any financial instrument (including prepaid variable forward contracts, equity swaps, collars, and exchange-traded funds), or otherwise engaging in any transaction that, in either case, hedges or offsets, or is designed to hedge or offset, any decrease in the market value of our equity securities. Such persons may engage in other derivative transactions only if it is determined, to the satisfaction of our Insider Trading Compliance Officer (currently, our Chief Legal Officer and Corporate Secretary), that such transactions are consistent with applicable rules, laws, and our Insider Trading Policy.

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EXECUTIVE OFFICERS

Our executive officers are listed below, followed by information, including biographical information, about our executive officers (other than Mr. Stonehouse and Dr. Thackray, whose biographical information appears above under “Election of Directors”).

Name	Age(1)	Position(s)
Jon P. Stonehouse	60	President, Chief Executive Officer, and Director
Anthony J. Doyle	41	Chief Financial Officer
Yarlagadda S. Babu, Ph.D.	68	Chief Discovery Officer
Alane P. Barnes	55	Chief Legal Officer and Corporate Secretary
Charles K. Gayer	50	Chief Commercial Officer
William P. Sheridan, MBBS	66	Chief Medical Officer
Megan T. Sniecinski	40	Chief Business Officer
Helen M. Thackray, M.D.	52	Chief Research and Development Officer and Director

___________

(1)	Age as of March 30, 2021.

Anthony J. Doyle joined BioCryst in April 2020 as its Chief Financial Officer. Prior to joining BioCryst, Mr. Doyle served as Chief Financial Officer of Worldwide Clinical Trials Holdings, Inc., a full-service global contract research organization, since 2014. From 2012 to 2014, Mr. Doyle was Chief Financial Officer of World Book, a Berkshire Hathaway company. From 2004 to 2012, Mr. Doyle held a series of roles of increasing responsibility at General Electric, moving through financial planning and analysis, controller, audit, tax, and commercial finance rotations in the GE Financial Management and Corporate Audit Staff finance and leadership training programs. He then led risk and pricing for GE Healthcare’s U.S. diagnostic imaging business and served as global program manager for GE Healthcare Solutions, a hospital and healthcare outcomes-based consulting company. Mr. Doyle received his Bachelor’s degree from Dublin City University (Ireland) and his DESEM from Reims Management School (France). Mr. Doyle also has a Graduate Certificate in Corporate Treasury from Dublin City University.

Yarlagadda S. Babu, Ph.D. joined BioCryst in 1988 and was BioCryst’s first full-time employee. Dr. Babu has served as the Company’s Vice President — Drug Discovery since 1992. In October of 2013, Dr. Babu’s title was changed to Senior Vice President of Drug Discovery, and in December 2020, Dr. Babu became our Chief Discovery Officer. Prior to joining BioCryst, he served five years on the biochemistry faculty at the University of Alabama at Birmingham (“UAB”). Dr. Babu obtained his Ph.D. from the Indian Institute of Science, Bangalore and spent three years in the Laboratory of Molecular Biophysics at the University of Oxford, U.K. before joining UAB. He has over 70 publications in peer-reviewed journals, and a number of issued and pending patents to his credit.

Alane P. Barnes joined BioCryst in September 2006 as its General Counsel. She was named Corporate Secretary in 2007, was named Vice President, General Counsel & Corporate Secretary in 2011, and has served as our Chief Legal Officer and Corporate Secretary since 2018. She was named as an executive officer in 2013. Ms. Barnes is responsible for all legal affairs of the Company including SEC compliance, corporate governance, IP strategy and management, licensing transactions, government contract negotiations and management and dispute resolution. She graduated magna cum laude from Cumberland School of Law in 1997 and is a member of Curia Honoris, scholar of merit. Ms. Barnes received her B.S. in Natural Science with a concentration in biology and chemistry from UAB. Prior to joining the Company, Ms. Barnes worked for the UAB Research Foundation where she managed intellectual property, negotiated license transactions and facilitated the emergence of new companies based on university technology. Prior to employment at the UAB Research Foundation, Ms. Barnes practiced corporate law with a prominent law firm in Birmingham, Alabama. Ms. Barnes is currently a Board member of the Research Triangle Area Association of Corporate Counsel and regularly speaks at national conferences regarding the pharmaceutical business and at women’s success conferences. She is a 2010 graduate of MOMENTUM, an organization geared toward building leadership in women.

Charles K. Gayer joined BioCryst in August 2015 as its Vice President of Global Strategic Marketing and was promoted to Chief Commercial Officer in January 2020. Prior to joining BioCryst, Mr. Gayer held several U.S. and global commercial leadership roles in competitive rare disease categories at Talecris Biotherapeutics, Inc., a biopharmaceutical company that was acquired in 2011 by Grifols, S.A., a multinational pharmaceutical and chemical manufacturer. At Talecris, he led U.S. alpha-1 antitrypsin deficiency marketing and later European sales and marketing. At Grifols, he led the U.S. marketing team for the combined immune globulin portfolio of the two companies. Prior to joining Talecris, he spent six years at GlaxsoSmithKline in a range of professional marketing, consumer marketing and sales roles. Mr. Gayer began his career as a strategic consultant for biopharmaceutical companies and also spent three years as a business analyst at rare disease pioneer Genzyme Corporation. Mr. Gayer received his B.A. in Politics from Princeton University and his M.B.A. from the Fuqua School of Business at Duke University.

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William P. Sheridan, MBBS, joined BioCryst in July 2008 as its Chief Medical Officer. Dr. Sheridan spent 15 years in drug development at Amgen Pharmaceuticals, Inc., most recently as Vice President of North American Medical Affairs from March 2007 to November 2007, prior to joining the Company. Dr. Sheridan organized and led Amgen’s U.S. Medical Affairs function, making significant contributions to the successful launch of many compounds, including Aranesp®, Enbrel®, Kineret®, Neulasta® and Sensipar®. In addition to his most recent position at Amgen, Dr. Sheridan served at the Vice President level in International Medical Affairs, from March 2005 to February 2007; Global Health Economics, from January 2004 to January 2005; and Outcomes Research, U.S. Medical Affairs and Product Development, from January 2002 to December 2003. Prior to joining Amgen, Dr. Sheridan practiced medicine at the Royal Melbourne Hospital in Victoria, Australia as Head of the Bone Marrow Transplant Service. He earned his MB BS degree (M.D. equivalent) at the University of Melbourne in Victoria. He is a board-certified fellow of the Royal Australasian College of Physicians, with a sub-specialty in hematology and medical oncology. After leaving Amgen in November 2007 and prior to joining the Company, Dr. Sheridan served as an independent consultant for pharmaceutical companies, including BioCryst.

Megan T. Sniecinski joined BioCryst in July 2019 as Chief Business Officer. Before joining BioCryst, Ms. Sniecinski served as Senior Vice President of Business Operations and Program Management at PTC Therapeutics, Inc., a global biopharmaceutical company, from 2017 to 2019, and as Vice President, Business Operations at PTC from 2014 to 2017. Prior to joining PTC, Ms. Sniecinski held various positions at Merck & Co., Inc., a global health care company, from 2002 to 2014, most recently as Chief of Staff to the President and Director of Business Development and Strategic Partnerships with Merck Vaccines. Ms. Sniecinski holds a B.S. in Chemical Engineering from the University of Virginia and an Executive M.B.A. from the Wharton School at the University of Pennsylvania.

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COMPENSATION DISCUSSION AND ANALYSIS

Philosophy and Overview of Compensation

The Compensation Committee (referred to in this section as the “Committee”) of the Board of Directors has the responsibility for establishing, implementing and monitoring adherence with the Company’s compensation philosophy. Our goal is to provide a compensation package that attracts, incentivizes, and retains employees and is designed to align employees’ interests with the Company’s corporate strategies and business objectives and the interests of the stockholders. We refer to the individuals who served as our Chief Executive Officer, or CEO, and Chief Financial Officer, or CFO, during 2020, along with our next three most highly compensated executive officers during 2020, as our “Named Executive Officers.” The compensation of our Named Executive Officers is discussed in this Compensation Discussion and Analysis and included in the Summary Compensation Table. Our Named Executive Officers for 2020 are:

•	Jon P. Stonehouse, the Company’s President and Chief Executive Officer;

•	Thomas R. Staab, II, the Company’s Former Senior Vice President and Chief Financial Officer (Mr. Staab departed from the Company in February 2020);

•	Anthony J. Doyle, the Company’s Chief Financial Officer (Mr. Doyle joined the Company in April 2020);

•	Yarlagadda S. Babu, Ph.D., the Company’s Chief Discovery Officer;

•	William P. Sheridan, MBBS, the Company’s Chief Medical Officer; and

•	Megan T. Sniecinski, the Company’s Chief Business Officer.

Our executive compensation program is based on market best practices and is designed to ensure that it is appropriately risk-based and competitive with similar companies in our industry. The Committee’s primary objectives for our executive compensation program are as follows:

•	to have a substantial portion of each officer’s compensation contingent upon the Company’s performance as well as upon his or her own level of performance and contribution toward the Company’s performance and long-term strategic goals;

•	to reward executives for actions that create short-term and long-term sustainable stockholder value, with a strong focus on Company results;

•	to align the interests of our executives with the Company’s corporate strategies, business objectives, and the long-term interests of our stockholders; and

•	to attract, incentivize, and retain our executive talent.

Role of the Compensation Committee and Executive Officers

The Committee has the authority to determine the Company’s compensation philosophy, assess overall corporate performance for the year and its impact on the bonus pool, options pool and base salary adjustment pool, and to establish compensation for the Company’s executive officers. The Company does not conduct annual individual performance reviews; rather, compensation decisions for each individual employee, including the CEO and the other Named Executive Officers, have been determined by the Committee based on its assessment of the performance of the Company. Management recommended this approach as a mechanism to align the incentives of every employee with those of the Company’s stockholders and to reinforce the highly focused corporate strategy of the Company. The CEO makes recommendations to the Committee with respect to employee compensation. Neither the CEO nor any other Named Executive Officer participates in the Committee’s final determination of compensation for officers or directors.

Role of Compensation Consultants

It is the practice of the Company to use a compensation consultant to perform an annual competitive compensation analysis of the Company’s overall compensation practices. Since 2015, the Committee has engaged Radford, which is part of the Rewards Solutions practice at Aon plc (“Radford”), as the Company’s compensation consultant to conduct the overall analysis of the Company’s compensation practices and those of comparable companies in the biotechnology industry.

Under the direction of the Committee, Radford annually conducts an analysis of overall compensation practices, including benchmark comparisons of base salary, annual incentive targets and stock option grant levels against a “peer group” of comparable companies discussed in more detail below. The results of this analysis are reviewed by the Committee in connection with its annual compensation decisions, including base salary determinations, annual incentive targets and long-term equity grant levels.

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Peer Group and the Use of Market Data

While the Company does not establish compensation levels based solely on benchmarking, pay practices at other companies are an important factor that the Committee considers in assessing the reasonableness of compensation and ensuring that our compensation practices are competitive in the marketplace. In order to evaluate the level of compensation for our Named Executive Officers, the Committee, using information provided by Radford, establishes a peer group of publicly traded, national, and regional companies in the biopharmaceutical and biotechnology industries (the “Peer Group”) that generally:

•	are similar to the Company in terms of one or more of the following: size (i.e., employee headcount, revenue, market capitalization, etc.), stage of development for primary products, cash runway, and research and development investment;

•	have named executive officer positions that are comparable to the Company’s in terms of breadth, complexity, and scope of responsibilities; and

•	compete with the Company for employee talent.

Each Peer Group company participates in a Radford survey of executive total compensation for various corporate positions, which survey is widely used among biotechnology companies. Radford analyzes both survey data and compensation information reported in the public filings of the Peer Group companies for the comparative analysis and adjusts the data to reflect the age of the reported information. The 2019 Peer Group, which the Committee approved in September 2019 and used when making determinations for our 2020 base salary and Annual Incentive Plan (“AIP”) target adjustments, consisted of the following 23 peer companies, which had market capitalization ranging from approximately $100 million to $1.0 billion and under 300 employees:

• Achillion Pharmaceuticals	• ChemoCentryx	• Epizyme	• Karyopharm Therapeutics
• Agenus	• Chimerix	• Esperion Therapeutics	• MacroGenics
• Aimmune Therapeutics	• Concert Pharmaceuticals	• ImmunoGen	• Omeros
• Ardelyx	• Cytokinetics	• Inovio Pharmaceuticals	• Progenics Pharmaceuticals
• Atara Biotherapeutics	• Dicerna Pharmaceuticals	• Intra-Cellular Therapies	• Rigel Pharmaceuticals
• Cara Therapeutics	• Dynavax Technologies	• KalVista Pharmaceuticals

In September 2020, the Committee approved the 2020 Peer Group. The 2020 Peer Group, which the Committee used when making determinations for our December 2020 long-term equity incentive awards and 2021 base salary and AIP target adjustments, consisted of the following 22 peer companies, which had market capitalization ranging from approximately $250 million to $2.5 billion and 50-400 employees, reflecting our growth from 2019:

• Agenus	• Cytokinetics	• ImmunoGen	• Omeros
• Ardelyx	• Dicerna Pharmaceuticals	• Intra-Cellular Therapies	• Rhythm Pharmaceuticals
• Atara Biotherapeutics	• Dynavax Technologies	• KalVista Pharmaceuticals	• Rigel Pharmaceuticals
• Cara Therapeutics	• Epizyme	• Karyopharm Therapeutics	• Tricida
• Chimerix	• Esperion Therapeutics	• MacroGenics	• Zogenix
• Concert Pharmaceuticals	• G1 Therapeutics

Role of the 2020 Advisory Vote on Executive Compensation

At our annual meeting in May 2020, our stockholders approved our “say-on-pay” proposal with more than 95% of the votes cast (exclusive of abstentions and broker non-votes) approving our executive compensation policies as described in our 2020 Proxy Statement filed with the SEC on March 31, 2020. The Committee believes that this vote reflected stockholder agreement with the Committee’s overall compensation philosophy and actions, and therefore, the Committee continued to apply similar principles in determining the amounts and types of executive compensation for fiscal 2020, with specific compensation decisions to be made each year in consideration of these principles and the Company’s results and performance. In order to align employee incentives to stockholder interests, the performance of each employee, including that of the CEO and other Named Executive Officers, is evaluated based on the Committee’s assessment of the overall performance of the Company. The Committee will continue to consider the outcome of stockholder say-on-pay votes in making future executive compensation decisions.

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Elements of Executive Compensation

The Company’s 2020 compensation program for executive officers was primarily comprised of the following elements:

•	base salary;
•	annual incentive compensation;
•	long-term equity incentive awards; and
•	other employee benefits.

Base Salary

The Company provides our employees with base salary to compensate them for services rendered during the fiscal year. In determining the base salary amount for each Named Executive Officer, the Committee primarily considers:

•	industry experience, knowledge, and qualifications;
•	salary levels in effect for comparable positions within the Company’s industry obtained from the Radford Biotechnology Survey; and
•	individual performance of the executive and the general performance of the Company.

The Company’s compensation practice is to generally target the competitive 50th percentile for base salary, annual incentive compensation and long-term equity grants. Base salary levels for our Named Executive Officers may fluctuate from the 50th percentile based on each Named Executive Officer’s particular experience, performance and value to the Company. For example, high-performing, experienced Named Executive Officers may be paid at or above the 75th percentile, while newer Named Executive Officers may be paid at a lower percentile. Base salary amounts are typically reviewed annually as part of the Company’s performance review process as well as upon a promotion or other change in responsibility. To assist the Committee in determining appropriate base salary increases, the Company’s compensation consultant provided competitive base salary levels by analyzing the competitive data described in more detail above.

In setting 2020 salaries, consistent with its philosophy for 2019 salaries and given the small number of employees of the Company and the highly focused strategy of the Company, the Committee did not conduct individual performance reviews but instead assessed all employees based primarily on overall corporate performance while also giving consideration to individual contributions to corporate performance. The Committee also considered the market competitiveness of the Company’s executive officer base salaries compared to the 2019 Peer Group based on the analysis prepared by Radford. This resulted in all of the Named Executive Officers (other than Mr. Staab, who departed from the Company in February 2020; Mr. Doyle, who joined the Company in April 2020; and Ms. Sniecinski, who joined the Company in July 2019) receiving an approximate 3% increase in base salary. On November 7, 2019, Mr. Staab and the Company entered into a Separation Agreement in connection with Mr. Staab’s departure from the Company. See “Employment Agreements of Other Named Executive Officers.” As a result, Mr. Staab did not receive a 2020 base salary increase. Further, in consideration of his prior experience and the 2019 Peer Group analysis prepared by Radford, effective upon his joining the Company in April 2020, the Committee established a starting base salary for Mr. Doyle of $480,000, slightly exceeding the 75th percentile compared to the 2019 Peer Group, and approved a $50,000 signing bonus for Mr. Doyle. Ms. Sniecinski joined the Company in July 2019 and, as a result of her partial year service to the Company, received a 1% increase in base salary.

The results of the 2020 base salary increases for the Named Executive Officers were as follows:

Name	Approximate Percentage Increase	2020 Base Salary
Jon P. Stonehouse	3%	$566,500
Thomas R. Staab, II	0%	$462,678
Anthony J. Doyle	n/a	$480,000
Yarlagadda S. Babu	3%	$445,578
William P. Sheridan	3%	$515,146
Megan T. Sniecinski	1%	$456,750

In setting 2021 salaries, consistent with its philosophy for 2020 salaries and given the small number of employees of the Company and the highly focused strategy of the Company, the Committee did not conduct individual performance reviews but instead continued to assess all employees based primarily on overall corporate performance while also giving consideration to individual contributions to corporate performance. The Committee also considered the market competitiveness of the Company’s current executive officer base salaries compared to the 2020 Peer Group based on the analysis prepared by Radford. This resulted in all of the Named Executive Officers (other than Mr. Staab, who departed from the Company in February 2020, and Mr. Doyle, who joined the Company in April 2020) receiving an approximate 3% increase in base salary. Mr. Doyle joined the Company in April 2020 and, as a result of his partial year service to the Company, received a 2% increase in base salary. See “Employment Agreements of Other Named Executive Officers.”

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The results of the 2021 base salary increases for the Named Executive Officers were as follows:

Name	Approximate Percentage Increase	2021 Base Salary
Jon P. Stonehouse	3%	$583,495
Thomas R. Staab, II	n/a	n/a
Anthony J. Doyle	2%	$490,800
Yarlagadda S. Babu	3%	$458,945
William P. Sheridan	3%	$530,600
Megan T. Sniecinski	3%	$470,453

Annual Incentive Plan Compensation

It is the Committee’s objective to have the entirety of each officer’s annual incentive program compensation contingent upon the Company’s performance based on the achievement of pre-established corporate performance objectives. Annual incentive payments are made pursuant to the AIP. In determining the 2020 AIP payouts for each of the Named Executive Officers, the Committee considered overall corporate performance against established corporate objectives for 2020, individual contributions to corporate performance, and Peer Group market data provided by Radford.

The AIP provides for an incentive target (expressed as a percentage of annual base salary) for all employees of the Company and is stratified by organization level of responsibility. For 2020, the Committee conducted an overall evaluation of Company performance in light of Company performance objectives.

The target percentages for all employees, including each Named Executive Officer, were set based on the benchmark data described below. Based on performance, the actual payout can range from zero to any amount relative to the target percentage of annual base salary and varies by level in the Company. The overall amount of the AIP pool each performance year is determined by the Committee and based on its assessment of Company performance against the current year corporate objectives multiplied by the sum of all participants at target performance. The AIP allows the Committee to use its discretion in setting the size of the AIP pool. The Committee may decide that the pool is as low as zero for a year of poor Company performance and may establish a pool that exceeds target for a year of exceptional Company performance.

The Committee annually reviews with Radford the Peer Group data for non-equity incentive compensation and considers other factors intended to align the AIP with the Committee’s pay-for-performance philosophy. The Committee maintained the existing targets for the Named Executive Officers in the 2020 plan year, with the exception of Mr. Staab, who departed from the Company in February 2020 and was not eligible to receive an award under the AIP for 2020. The 2020 AIP targets for the Named Executive Officers were as follows:

Name	2020 AIP Target (percentage of base salary)
Jon P. Stonehouse	75%
Anthony J. Doyle	40%
Yarlagadda S. Babu	40%
William P. Sheridan	40%
Megan T. Sniecinski	40%
Thomas R. Staab, II	n/a

At the time these targets were set, the Committee believed that payout at the target performance level was challenging but achievable and that payout above target represented a “stretch” performance goal, but was nevertheless achievable. In order to further tie individual compensation to Company performance, payout to individuals under the AIP is based on Company performance and awards under the AIP are typically settled in cash. All awards are reviewed and approved by the Committee.

The pre-established corporate objectives for 2020 Company performance were:

Objective	Description	% of Target
1	Receiving FDA approval for ORLADEYO™ (berotralstat) for prophylaxis hereditary angioedema (“HAE”).	25
2	Preparing for a successful U.S. commercial launch of ORLADEYO by the end of 2020.	25
3	Advancing our Factor D program.	30
4	Expanding the Company’s HAE prophylactic commercial opportunity in other key territories.	10
5	Advancing the Company’s oral rare disease pipeline.	10
		100%

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In assessing the Company’s performance against the pre-established 2020 objectives in December 2020, the Committee assessed the completion of the corporate objectives as described in the table below. In assessing 2020 Company performance in light of the 2020 objectives, the Committee in its discretion attributed the values set forth in the table below to the achievement of each of the Company objectives. In consideration of these results, the Committee awarded payouts under the AIP at 125% of target for each recipient.

Objective	Committee Determination	Rationale	% of Target
1	Met	The Company received FDA approval for ORLADEYO on December 3, 2020.	25
2	Exceeded	The Company’s sales force and promotional campaign launched on the first day after the Company’s receipt of FDA approval for ORLADEYO, and the first shipment was available within 13 days of approval.	40
3	Exceeded	Proof-of-concept data for BCX9930 paroxysmal nocturnal hemoglobinuria (“PNH”) was available in the second quarter of 2020, and further progress, including discussions with regulators, was made to accelerate the development of our Factor D program.	40
4	Met	The Company made significant progress in the filing and review process for approvals of ORLADEYO in Japan and the European Union.	10
5	Met	The Company has made progress in advancing its oral rare disease pipeline, including successful completion of the phase 1 healthy volunteer trial of BCX9250 for fibrodysplasia ossificans progressiva (“FOP”).	10
			125%

Long-Term Equity Incentive Awards

All of the Company’s employees, including the Named Executive Officers, are eligible to participate in the Company’s periodic awards of stock options and other stock grants under the Company’s Stock Incentive Plan. These awards are designed to:

•	create a greater sense of employee ownership;
•	enhance the link between creation of stockholder value and long-term employee compensation;
•	provide an opportunity for increased equity ownership by employees, which increases the alignment of the financial interests of our employees and our stockholders; and
•	maintain competitive levels of total compensation.

The Committee has historically granted equity awards to all employees, including the executive officers, on an annual basis. The overall grant pool is established on an annual basis based, in part, on the Committee’s assessment of competitive stock option grant levels by organization level and the number of employees at each level using competitive data provided by Radford based on its analysis of the Company’s current Peer Group. In determining the amount of each grant, the Committee also considers the Company performance, assessed on an annual basis.

Equity Awards Granted in 2020

In setting the levels of long-term equity incentive awards in December 2020, the Committee assessed the Company’s performance against the corporate performance objectives for 2020, as described above under the caption “Annual Incentive Plan Compensation,” and in reviewing the analysis provided by Radford regarding the Company’s 2020 Peer Group equity compensation practices and the number of shares of Common Stock available for grant under the Company’s Stock Incentive Plan, the Committee determined to grant long-term equity incentive awards at a level representing approximately the 50th percentile of comparative companies based on the 2020 Peer Group data provided by Radford, with certain additional long-term equity incentive awards to be granted to selected individuals in light of the particular individual contributions made by such individuals to 2020 Company performance. The Committee further determined that, after evaluating current trends and reviewing the intended purpose of this program, the long-term equity incentive awards for 2020 performance should consist 100% of stock options and no restricted stock units. Exercising its discretion in consideration of the foregoing factors, in December 2020, the Committee awarded options to the Named Executive Officers (other than Mr. Staab, who departed from the Company in February 2020) as set forth in the table below.

Name	Options (#)
Jon P. Stonehouse	870,000
Anthony J. Doyle	332,500
Yarlagadda S. Babu	280,000
William P. Sheridan	335,000
Megan T. Sniecinski	225,000

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The stock options granted in December 2020 to the Named Executive Officers vest 25% annually on each of the first four anniversaries of the date of the grant, until fully vested on the fourth anniversary, and expire ten years after the date of the grant. This provides a reasonable timeframe during which the executive officers and other employees who receive grants can benefit from the appreciation of the Company’s shares. The exercise price of options granted under the Stock Incentive Plan cannot be less than 100% of the fair market value of the underlying stock on the date of grant.

In connection with his appointment as the Company’s new Chief Financial Officer in April 2020, the Committee awarded to Mr. Doyle options to purchase 600,000 shares of Common Stock, 200,000 of which will vest on the first anniversary of the date of the grant or on the date of Mr. Doyle’s termination if he is terminated as a result of a reduction in force prior to such date, and the remainder of which will vest in three equal annual installments on the second, third, and fourth anniversaries of the date of the grant. These awards were granted to Mr. Doyle on April 30, 2020 pursuant to the Company’s Inducement Equity Incentive Plan and Stock Incentive Plan and were in addition to the stock options he received in December 2020.

Vesting of Prior Year Performance-Based Equity Awards

As set forth below, certain long-term, performance-based equity grants awarded in prior years vested in 2020 upon achievement of specified performance goals.

On February 18, 2020, the Company announced that the U.S. Food and Drug Administration (“FDA”) had accepted and filed the Company’s new drug application for the approval of ORLADEYO for the prevention of HAE attacks. As a result, one of the vesting criteria associated with the performance-based stock options awarded (a) to Mr. Stonehouse on January 1, 2015 and (b) to Mr. Staab, Dr. Babu, and Dr. Sheridan on December 22, 2014 was satisfied. Therefore, 35% of the performance-based stock options vested as follows:

Name	Vesting Date	Options Vested (#)	Exercise Price ($)	Expiration Date
Jon P. Stonehouse	2/14/2020	47,495	12.16	1/1/2025
Thomas R. Staab, II	2/14/2020	31,500	11.13	12/22/2024
Yarlagadda S. Babu	2/14/2020	31,500	11.13	12/22/2024
William P. Sheridan	2/14/2020	39,550	11.13	12/22/2024

On February 21, 2020, the Company received payment for 20,000 doses of RAPIVAB® (peramivir injection) delivered to the U.S. Department of Health and Human Services under the Company’s procurement contract. As a result, one of the vesting criteria associated with the performance-based stock options awarded (a) to Mr. Stonehouse on January 1, 2015 and (b) to Mr. Staab, Dr. Babu, and Dr. Sheridan on December 22, 2014 was satisfied. Therefore, 20% of the performance-based stock options vested as follows:

Name	Vesting Date	Options Vested (#)	Exercise Price ($)	Expiration Date
Jon P. Stonehouse	2/21/2020	27,140	12.16	1/1/2025
Thomas R. Staab, II	2/21/2020	18,000	11.13	12/22/2024
Yarlagadda S. Babu	2/21/2020	18,000	11.13	12/22/2024
William P. Sheridan	2/21/2020	22,600	11.13	12/22/2024

On May 13, 2020, the Board determined that the initial data from part 3 of the BCX9930 phase 1 clinical trial represented successful results from a proof-of-concept study of BCX9930. As a result, one of the vesting criteria associated with the performance-based stock options awarded to Mr. Stonehouse on December 17, 2019 was satisfied. Therefore, 50% of such performance-based stock options vested upon satisfaction of the minimum one-year vesting period under the Stock Incentive Plan as follows:

Name	Vesting Date	Options Vested (#)	Exercise Price ($)	Expiration Date
Jon P. Stonehouse	12/18/2020	157,250	3.23	12/17/2029

On December 3, 2020, the FDA approved ORLADEYO for prophylaxis to prevent HAE attacks in adults and pediatric patients 12 years and older. As a result, one of the vesting criteria associated with the performance-based stock options awarded to Mr. Stonehouse, Dr. Babu, and Dr. Sheridan on August 8, 2013 was satisfied. Therefore, 25% of such performance-based stock options vested as set forth in the table below. The FDA approval also resulted in one of the vesting criteria associated with the performance-based stock options awarded to Mr. Stonehouse on December 17, 2019 being satisfied. Therefore, 50% of such performance-based stock options vested upon satisfaction of the minimum one-year vesting period under the Stock Incentive Plan as set forth below.

Name	Vesting Date	Options Vested (#)	Exercise Price ($)	Expiration Date
Jon P. Stonehouse	12/3/2020	25,000	5.45	8/8/2023
	12/18/2020	157,250	3.23	12/17/2029
Yarlagadda S. Babu	12/3/2020	17,000	5.45	8/8/2023
William P. Sheridan	12/3/2020	17,000	5.45	8/8/2023

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Clawback Policy

In January 2013, our Board implemented a “clawback” policy. The policy provides that in the event of material noncompliance with financial reporting under the securities laws, we may recover (in whole or in part) any performance-based incentive payments and equity-based performance awards received by any of our named executive officers in the three years prior to a material financial restatement, if the Board determines that such executive officer was personally involved in misconduct with respect to material noncompliance that led to the restatement and that such incentive payment or equity-based performance award would have been lower had it been calculated based on the restated results.

Other Elements of Compensation

In order to attract and retain key talent and pay market levels of compensation, we offer broad-based retirement, health and welfare employee benefits to our eligible employees, including our Named Executive Officers, subject to the terms and conditions of each benefit program. Our Named Executive Officers are eligible to participate in these benefits on the same basis as other full-time employees.

Medical Insurance. The Company makes available to eligible employees and their dependents group health, dental and vision insurance coverage.

Life and Disability Insurance. The Company makes available disability and life insurance at coverage levels based upon the employee’s level of compensation. In addition, as part of Mr. Stonehouse’s employment agreement, he is entitled to have either a $1 million life insurance policy payable to his beneficiary upon death, or, if there is no policy in place, we are required to pay his beneficiary $1 million upon his death. An insurance policy was in place at December 31, 2020.

Defined Contribution Plan. The Company offers a retirement plan designed to meet the requirements under Section 401(k) of the Internal Revenue Code. The 401(k) plan permits eligible employees to defer up to 100% of their annual eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. Employee elective deferrals are immediately vested and non-forfeitable. The Company makes matching contributions equal to the first 5% of the employee elective deferrals, which vest over a period not to exceed six years.

Stock Purchase Plan. The Company sponsors a broad-based employee stock purchase plan (the “ESPP”), designed to meet the requirements under Section 423 of the Internal Revenue Code. The ESPP permits employees to purchase Company stock at a discount through payroll deductions. ESPP participants are granted a purchase right to acquire shares of Common Stock at a price that is 85% of the stock price on either the first day of the stock purchase period or the last day of the stock purchase period, whichever is lower. The purchase dates occur on the last business days of January and July of each year. To pay for the shares, each participant may authorize periodic payroll deductions from 1% to 15% of the employee’s cash compensation, subject to certain limitations imposed by the Internal Revenue Code. In addition, no employee may purchase more than 3,000 shares in each purchase period and/or $25,000 in each calendar year. All payroll deductions collected from the participant during the purchase period are automatically applied to the purchase of Common Stock on the dates indicated above provided the participant remains an eligible employee and has not withdrawn from the ESPP prior to the purchase date. See Proposal 5 of this Proxy Statement for additional discussion of the ESPP and the proposed amendment to increase the number of shares available for issuance under the ESPP.

Other. With the exception of the commuting expense reimbursements described below and the relocation expenses described below under the caption “Executive Relocation Policy,” the Company makes available certain other fringe benefits to executive officers that are the same as are made available to its other employees, such as tuition reimbursement and payment of professional dues. The aggregate amount of these other fringe benefits was less than $10,000 for each Named Executive Officer during 2020.

Executive Relocation Policy. In November 2007, the Board approved the Committee’s recommended adoption of an Executive Relocation Policy (the “Relocation Policy”) for certain new employees of the Company, including executive officers. The Relocation Policy provides for a house hunting trip, temporary living and trips home for up to 90 days, home selling support or direct reimbursement for some selling expenses, moving costs and temporary storage of goods, customary closing expenses on the new home, a miscellaneous allowance of one month’s salary, not to exceed $5,000, and gross up of all taxable expenses. The Relocation Policy requires 100% repayment of benefits if the employee leaves or is terminated for cause within 12 months from the hire date. In 2020, the Company paid relocation expenses and “gross up” payments to Ms. Sniecinski in the amounts of $23,033 and $18,542, respectively.

Employment Agreement of CEO

Mr. Stonehouse entered into a one-year employment agreement with the Company on January 5, 2007 that automatically renews for successive annual terms. Under the terms of that agreement, Mr. Stonehouse’s minimum annual compensation was $400,000 with the potential to earn a cash bonus of up to $300,000 based on the Company’s achievement of performance-related goals. Mr. Stonehouse’s current base salary and annual incentive compensation levels are described above under the headings “Elements of Executive Compensation—Base Salary and —Annual Incentive Plan Compensation.” In addition, Mr. Stonehouse is entitled to receive reasonable vacation, sick leave, medical benefits, $1 million of life insurance during the term of his employment, participation in profit sharing or retirement plans, payment of fees for his participation in the advisory council at Duke University, and reimbursement for reasonable attorneys’ fees incurred in connection with the negotiation of his employment agreement. His agreement also provided for stock option and restricted stock awards. The termination and change in control provisions of Mr. Stonehouse’s agreement are set forth under the heading “Potential Payments Upon Termination or Change in Control.”

32

Employment Agreements of Other Named Executive Officers

Under Mr. Staab’s agreement, effective May 2011, he was entitled to a base salary of $370,000 and eligible for an annual cash bonus of up to 30% of his base salary. In November 2019, we announced that Mr. Staab would step down from the Company effective February 29, 2020. In connection with his departure, Mr. Staab and the Company entered into a Separation Agreement dated November 7, 2019 (the “Separation Agreement”) providing for severance pay in the amount of $647,750, which amount we agreed to pay in installments to be completed no later than March 15, 2021. In addition, the Separation Agreement provided that the Company would reimburse Mr. Staab for COBRA premiums that Mr. Staab actually paid to continue his coverage under the Company’s group health/dental plan for up to 18 months following his effective termination date, which amount is expected to total $56,974. Furthermore, on November 7, 2019, Mr. Staab and the Company entered into a Consulting Agreement, effective as of February 29, 2020, providing that Mr. Staab would serve as a consultant to the Company for a period of up to four months following his departure to assist with the transition and with certain ongoing matters as requested by the Company from time to time. For his service to the Company as a consultant, Mr. Staab received a consulting fee of $5,000 per month and an hourly rate of $295 per hour for services in excess of 17 hours per month.

In April 2020, we entered into an employment agreement with Mr. Doyle, pursuant to which he was entitled to an initial base salary of $480,000, a $50,000 signing bonus payable no later than six months after the effective date of his employment agreement, and a bonus based on a target amount equal to at least 40% of his base compensation. We have also entered into employment agreements with each of our other Named Executive Officers, which provided for initial base salaries and target bonus percentages; however, such salaries and target bonus percentages have changed over time. Current base salary and annual incentive compensation levels for each of our Named Executive Officers are described above under the headings “Elements of Executive Compensation—Base Salary and —Annual Incentive Plan Compensation.” In addition, each employment agreement provides for certain benefits upon a termination or change in control, as described below under “Potential Payments Upon Termination or Change in Control.” We believe that the benefits provided to our Named Executive Officers, including Mr. Stonehouse, upon a termination or change in control are necessary to secure the employment of talented individuals to serve as our executives and to ensure each Named Executive Officer remains focused upon potential transactions, as applicable, that are beneficial to our stockholders without concern for any potential negative impact to their outstanding awards or employment.

Stock Options

The stock option provisions for the other Named Executive Officers are the same as all other employees. In the event of termination of service other than on account of death or disability, each executive has three months to exercise any options exercisable prior to the termination in service. In the event of permanent disability, the executive will be able to exercise all outstanding options vested at the time of such disability in their entirety within the earlier of 12 months or the expiration of the option. In the event of death, the executor of his or her estate will be able to exercise all of the outstanding options in their entirety within the earlier of 12 months or the expiration of the option. If the executive has completed five years of service, all outstanding options vest in their entirety at death, but with less than five years of service, only the portion of the option that was exercisable at the time of death will be exercisable during the 12-month period. As with all employees, if the executive is no longer an employee of the Company, but prior to the last date of employment continues service with the Company in another capacity, such as service as a consultant or service as a member of the Board of Directors, his or her outstanding options will continue to vest and be exercisable until three months after separation from such service or expiration of the option. Upon termination, each Named Executive Officer is entitled to receive amounts earned during the term of employment. These items are: accrued vacation pay, vested amounts payable under the Company’s 401(k) plan, and the ability to exercise any outstanding vested stock options for a period of three months following the final date of employment.

In addition, upon death or disability, the executive, or beneficiary in the event of death, will receive benefits under the Company’s disability benefit program or payments under a life insurance policy, as applicable.

With respect to stock options granted prior to April 3, 2017, the standard stock option terms for all optionees, including the Named Executive Officers, provides for full acceleration of vesting upon a change in control not approved by stockholders, such as: (i) acquisition of over 50% of the combined voting power of the Company, and (ii) change in composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members ceases as a result of one or more contested elections. In the event of an acquisition such as: (i) a merger or consolidation, (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then the unvested options of the optionees granted prior to April 3, 2017 are accelerated unless the options are assumed by the acquiring company. However, options granted on or after April 3, 2017 are subject to “double trigger” vesting if the options are assumed after a change in control, in which case accelerated vesting will apply only if the optionee’s service is terminated by us without “cause” or by the optionee due to a “constructive termination” within 90 days preceding or two years following the change in control. If the options are not assumed in connection with the change in control, they will fully vest upon the change in control. These provisions are superseded by the provisions of the employment agreements of the Named Executive Officers, if applicable, as described under the heading “Potential Payments Upon Termination or Change in Control.”

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Policy Regarding Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits our ability to deduct compensation paid to certain of our current and former Named Executive Officers (the covered employees) for tax purposes to $1 million annually. This limitation does not apply to “performance-based compensation” (such as stock options) granted prior to November 3, 2017, provided certain conditions are satisfied. However, the performance-based exception does not apply to awards granted on or after November 3, 2017. As part of its role, the Committee reviews and considers the deductibility of compensation with respect to Section 162(m) of the Internal Revenue Code. The application of Section 162(m) is complex and may change with time (with potentially retroactive effect). While the Committee considers the deductibility of awards as one factor in determining executive compensation, the Committee also looks at many other factors in making its decisions and retains the flexibility to grant awards it determines to be consistent with the Company’s overall compensation philosophy, even if the award is not deductible by the Company for tax purposes.

Policy with Respect to Equity Compensation Awards

The Company grants all equity incentive awards based on the fair market value as of the date of grant. The exercise price for stock option grants and similar awards is determined by reference to the last quoted price per share on the Nasdaq Global Select Market at the close of business on the date of grant.

Risk Assessment of Compensation Programs

Management of the Company, together with the Company’s compensation consultant and outside counsel and Compensation Committee, has examined the Company’s compensation program and discussed whether any elements of the program created risks that were reasonably likely to have a material adverse effect on the Company. Following this analysis, management concluded that the elements of the Company’s compensation program did not create risks that are reasonably likely to have a material adverse effect on the Company. In its analysis, management considered a number of factors, including primarily: (1) the total value of the payments made under the Company’s compensation program for the prior year and (2) that any corporate actions that would potentially lead to achievement of corporate performance objectives would require approval by the Company’s Board of Directors, which provides a check on the ability of any individual to take risks that could have a material adverse effect on the Company in an effort to achieve a certain performance objective.

Compensation Committee Report

The Compensation Committee reviewed the Compensation Discussion and Analysis and discussed its contents with Company management. Based on such review and discussions, the Committee recommended that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Nancy J. Hutson, Ph.D., Chair of the Committee

Stephen J. Aselage

Robert A. Ingram

34

EXECUTIVE COMPENSATION

2020 Summary Compensation Table

The following table sets forth the total compensation awarded, paid to or earned by the individuals who served as our CEO and CFO during 2020, along with the next three most highly compensated executive officers during 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)		Total ($)
Jon P. Stonehouse President, Chief Executive Officer and Director	2020	566,500	-		4,916,022		531,094	21,325	(4)	6,034,941
	2019	550,000	-		1,368,767		350,625	14,905		2,284,297
	2018	550,000	-		3,277,800		325,188	14,655		4,167,643
Thomas R. Staab II (5) Former Senior Vice President and Chief Financial Officer	2020	77,113	-		-		-	615,677	(6)	692,790
	2019	462,679	-		276,365		157,311	14,000		910,354
	2018	449,203	-		1,141,160		193,157	13,750		1,797,270
Anthony J. Doyle (7) Chief Financial Officer	2020	345,455	50,000	(8)	3,468,225	(9)	240,000	14,250		4,117,930
Yarlagadda S. Babu, Ph.D. Chief Discovery Officer	2020	445,578	-		1,582,168		222,789	14,250		2,264,785
	2019	432,600	-		489,623		147,084	14,000		1,083,307
	2018	420,000	-		1,141,160		180,600	13,750		1,755,510
William P. Sheridan, MBBS Chief Medical Officer	2020	515,146	-		1,892,951		257,573	14,250		2,679,920
	2019	500,142	-		382,994		170,048	14,000		1,067,183
	2018	485,574	-		1,626,760		208,797	28,088		2,349,219
Megan T. Sniecinski (10) Chief Business Officer	2020	456,750	-		1,271,385		228,375	55,825	(11)	2,012,335
	2019	225,000	-		1,773,364		153,000	25,590		2,176,954

(1)	These amounts reflect the aggregate grant date fair value for the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018, computed in accordance with FASB ASC Topic 718, of awards pursuant to the Stock Incentive Plan or Inducement Equity Incentive Plan, as applicable. Assumptions used in the calculation of these amounts are included in Note 8 to the Company’s audited consolidated financial statements for the year ended December 31, 2020, and Note 7 to the Company’s audited consolidated financial statements for the years ended December 31, 2019 and December 31, 2018, which are included in the Company’s Annual Reports on Form 10-K filed with the SEC on March 1, 2021, March 13, 2020, and March 14, 2019, respectively.

(2)	Represents payments earned under the AIP. Values shown reflect the full calculated payout of the incentive awards under the AIP.

(3)	Except as otherwise noted, the amounts shown reflect the Company contribution for the executive to the 401(k) plan.

(4)	Consists of Company contributions to the 401(k) plan and life insurance premiums described above under the caption “Other Elements of Compensation⸻Life and Disability Insurance.” For 2020, such amounts were $14,250 and $7,075, respectively.

(5)	Mr. Staab departed from the Company in February 2020.

(6)	Consists of Company contributions to the 401(k) plan, severance pay and COBRA premiums under a Separation Agreement entered into between the Company and Mr. Staab in connection with his departure from the Company, and consulting fees under a Consulting Agreement with Mr. Staab. For 2020, such amounts were $12,463, $539,792, $33,908, and $29,514, respectively. See “Employment Agreements of Other Named Executive Officers” for additional detail regarding these arrangements with Mr. Staab.

(7)	Mr. Doyle joined the Company on April 2, 2020.

(8)	Upon joining the Company in April 2020, Mr. Doyle was entitled to receive a $50,000 signing bonus, payable on or before the sixth month anniversary of the effective date of his employment agreement.

(9)	Includes 500,000 stock options awarded pursuant to the Inducement Equity Incentive Plan and 100,000 stock options awarded pursuant to the Stock Incentive Plan in connection with the commencement of Mr. Doyle’s employment in April 2020.

(10)	Ms. Sniecinski joined the Company on July 1, 2019.

(11)	Consists of Company contributions to the 401(k) plan, relocation expense reimbursements and tax “gross-up” payments related to such relocation expenses, each as described above under the caption “Other Elements of Compensation - Executive Relocation Policy.” For 2020, such amounts were $14,250, $23,003, and $18,542, respectively.

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Grants of Plan-Based Awards in 2020

The following table provides information about plan-based awards granted during 2020 to our Named Executive Officers.

			Estimated Future Payments Under Non-Equity Incentive Plan Awards
Name	Grant Date	Compensation Committee Action	Threshold ($)	Target ($)(1)	Maximum ($)	All Other Option Awards: Number of Securities Underlying Options (#)(2)		Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Jon P. Stonehouse	12/15/20	12/14/20	-	-	-	870,000		8.31	4,916,022
	-	-	-	424,875	-	-		-	-
Thomas R. Staab II	-	-	-	-	-	-		-	-
Anthony J. Doyle	4/30/20	3/29/20	-	-	-	600,000	(5)	4.91	1,589,400
	12/15/20	12/14/20	-	-	-	332,500		8.31	1,878,825
	-	-	-	192,000	-	-		-	-
Yarlagadda S. Babu, Ph.D.	12/15/20	12/14/20	-	-	-	280,000		8.31	1,582,168
	-	-	-	178,231	-	-		-	-
William P. Sheridan, MBBS	12/15/20	12/14/20	-	-	-	335,000		8.31	1,892,591
	-	-	-	206,058	-	-		-	-
Megan T. Sniecinski	12/15/20	12/14/20	-	-	-	225,000		8.31	1,271,385
	-	-	-	182,700	-	-		-	-

(1)	Represents possible payouts under our AIP. The amount shown in the “Target” column represents the incentive payment that will be earned if performance is assessed at target. There is no specific “threshold” amount payable for minimal performance under the AIP or “maximum” amount payable for performance in excess of target under the AIP. Payout could be zero if corporate objectives are not met. In addition, the Committee has discretion to establish a payout that exceeds the applicable target percentage of annual base salary if warranted by Company performance.

(2)	Except as otherwise indicated, options vest 25% each year until fully vested after four years and have a term of ten years.

(3)	The exercise price is the closing market price of our Common Stock on the grant date.

(4)	See note 1 to the Summary Compensation Table above for more information about the assumptions used to determine these amounts.

(5)	Includes options to purchase 500,000 shares of Common Stock granted under the Inducement Equity Incentive Plan and options to purchase 100,000 shares of Common Stock granted under the Stock Incentive Plan. The options vest 1/3 on the first anniversary of the grant date or on the date of Mr. Doyle’s termination if he is terminated as a result of a reduction in force prior to such date, with the remainder vesting in three equal installments on the second, third and fourth anniversaries of the grant date.

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Outstanding Equity Awards at December 31, 2020

The following table summarizes the equity awards we have made to our Named Executive Officers which were outstanding as of December 31, 2020.

	Option Awards
Name	Number of Securities underlying Unexercised Options (#) Exercisable		Number of Securities underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Jon P. Stonehouse	1		-		-		4.15	3/1/2021
	184,000		-		-		4.73	3/1/2022
	297,573		-		-		1.42	1/1/2023
	100,000	(1)	-		-		5.45	8/8/2023
	84,000		-		-		10.80	1/20/2024
	115,345	(2)	-		20,355	(2)	12.16	1/1/2025
	162,950		-		-		10.82	12/29/2025
	337,050		-		-		3.22	5/23/2026
	375,000		125,000	(3)	-		5.51	2/27/2027
	225,000		75,000	(3)	-		5.04	12/20/2027
	337,500		337,500	(3)	-		7.06	12/20/2028
	78,625		235,875	(3)	-		3.23	12/17/2029
	314,500	(4)	-		-		3.23	12/17/2029
	-		870,000	(3)	-		8.31	12/15/2030
Thomas R. Staab II	-		-		-		-	-
Anthony J. Doyle	-		600,000	(5)	-		3.91	4/30/2030
	-		332,500	(3)	-		8.31	12/15/2030
Yarlagadda S. Babu, Ph.D.	50,000		-		-		4.15	3/1/2021
	62,000		-		-		4.73	3/1/2022
	50,000		-		-		1.42	1/1/2023
	50,000		-		-		1.42	1/1/2023
	68,000	(1)	-		-		5.45	8/8/2023
	35,000		-		-		10.80	1/20/2024
	76,500	(2)	-		13,500	(2)	11.13	12/22/2024
	42,400		-		-		12.16	1/1/2025
	62,573		-		-		10.82	12/29/2025
	129,427		-		-		3.22	5/23/2026
	131,250		43,750	(3)	-		5.51	2/27/2027
	75,000		25,000	(3)	-		5.04	12/20/2027
	117,500		117,500	(3)	-		7.06	12/20/2028
	56,250		168,750	(3)	-		3.23	12/17/2029
	-		280,000	(3)	-		8.31	12/18/2030
William P. Sheridan, MBBS	41,250		-		-		4.15	3/1/2021
	46,573		-		-		4.73	3/1/2022
	100,000		-		-		5.59	3/9/2022
	34,000	(1)	-		-		5.45	8/8/2023
	35,000		-		-		10.80	1/20/2024
	96,050	(2)	-		16,950	(2)	11.13	12/22/2024
	52,000		-		-		12.16	1/1/2025
	71,698		-		-		10.82	12/29/2025
	148,302		-		-		3.22	5/23/2026
	131,250		43,750	(3)	-		5.51	2/27/2027
	75,000		25,000	(3)	-		5.04	12/20/2027
	167,500		167,500	(3)	-		7.06	12/20/2028
	44,000		132,000	(3)	-		3.23	12/17/2029
	-		335,000	(3)	-		8.31	12/15/2030
Megan T. Sniecinski	150,000	(6)	350,000	(6)	-		3.71	7/1/2029
	60,000		180,000	(3)	-		3.23	12/17/2029
	-		225,000	(3)	-		8.31	12/15/2030

(1)	Special performance stock options that vested upon successful completion of specific performance objectives described under the caption “Special Performance Awards” in the Company’s 2014 Proxy Statement filed on March 21, 2014.

(2)	Special performance stock options that vest(ed) upon successful completion of specific performance objectives described under the caption “2014 Special Performance Award” in the Company’s 2015 Proxy Statement filed on April 10, 2015.

(3)	Options vest at a rate of 25% per year until fully vested after four years. The term of each option is ten years.

(4)	Performance-based stock options that vested upon the achievement of specific development milestones described under the caption “Long-Term Equity Incentive Awards” in the Company’s 2020 Proxy Statement filed on March 31, 2020.

(5)	Options granted under the Inducement Equity Incentive Plan and the Stock Incentive Plan that vest 1/3 on the first anniversary of the grant date or on the date of Mr. Doyle’s termination if he is terminated as a result of a reduction in force prior to such date, with the remainder vesting in three equal installments on the second, third, and fourth anniversaries of the grant date.

(6)	Options granted under the Inducement Equity Incentive Plan that vested 30% on the first anniversary of the grant date with the remainder vesting in three equal installments on the second, third and fourth anniversaries of the grant date.

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2020 Option Exercises and Stock Vested

The following table provides information on stock option exercises during 2020 by our Named Executive Officers. There were no stock awards or restricted stock units held by our Named Executive Officers that vested during 2020.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Jon P. Stonehouse	134,278	559,288
Thomas R. Staab II	190,376	295,971
Anthony J. Doyle	-	-
Yarlagadda S. Babu, Ph.D.	-	-
William P. Sheridan, MBBS	-	-
Megan T. Sniecinski	-	-

____________

(1)	Value is calculated by multiplying (a) the number of shares acquired upon exercise by (b) the difference between the market price of our Common Stock at the time of exercise and the applicable exercise price.

Potential Payments upon Termination or Change in Control

The following table sets forth potential payments payable to our Named Executive Officers (other than Mr. Staab, who departed from the Company in February 2020) upon termination of employment. The amounts include compensation payable upon voluntary or involuntary termination, termination following a change in control, and in the event of disability or death. None of the Named Executive Officers are entitled to any payments upon termination with cause. The effect of an employee’s termination of employment on annual incentive awards under the AIP is subject to determination by the Compensation Committee in its sole discretion. Absent a contrary determination by the Compensation Committee or provisions to the contrary in an employment agreement, all awards are forfeited if an employee terminates employment with the Company before the annual incentive awards are paid. The Compensation Committee may in its discretion revise, amend or add to the benefits if it deems it advisable. The amounts shown assume the options are valued at their last intrinsic value in fiscal 2020 and that termination is effective December 31, 2020, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company. The amounts shown in the table do not include: accrued vacation, vested amounts payable under the Company’s 401(k) plan, any accrued but unpaid bonus or base salary, or potential compensation recognized upon exercise of vested options as disclosed in the Outstanding Equity Awards table above.

A description of the relevant provisions of the employment agreements of Messrs. Stonehouse and Doyle, Drs. Sheridan and Babu, and Ms. Sniecinski is set forth below the table. A description of the benefits that executive officers are entitled to upon death or disability under the terms of the Company’s equity grants is included in “Compensation Discussion and Analysis.”

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Name	Benefit	Termination Without Cause($)		Constructive Termination ($)	Disability ($)	Death (1)($)	Change in Control with no Change in Employment Status ($)	Change in Control and Termination (2)($)
Jon P. Stonehouse	Base salary	1,133,000		1,133,000	1,133,000	-	-	1,133,000
	Target bonus(3)	849,750		849,750	849,750	-	-	849,750
	Health care premiums(4)	7,559		7,559	7,559	-	-	7,559
	Equity vesting acceleration(5)	-		-	-	1,550,268	242,500	1,550,268
	Total	1,990,309		1,990,309	1,990,309	1,550,268	242,500	3,540,577
Anthony J. Doyle	Base salary	480,000		480,000	-	-	-	480,000
	Target bonus(3)	192,000		192,000	-	-	-	192,000
	Health care premiums(4)	8,283		8,283	-	-	-	8,283
	Equity vesting acceleration(5)	708,000	(6)	-	-	-	-	2,124,000
	Total	1,388,283		680,283	-	-	-	2,804,283
Yarlagadda S. Babu, Ph.D.	Base Salary	445,578		445,578	-	-	-	445,578
	Health care premiums(4)	8,283		8,283	-	-	-	8,283
	Equity vesting
	acceleration(5)	-		-	-	903,075	84,875	903,075
	Total	453,861		453,861	-	903,075	84,875	1,356,936
William P. Sheridan, MBBS	Base salary	515,146		515,416	-	-	-	515,416
	Health care premiums(4)	7,428		7,428	-	-	-	7,428
	Equity vesting acceleration(5)	-		-	-	767,490	84,875	767,490
	Total	522,574		522,574	-	767,490	84,875	1,290,064
Megan T. Sniecinski	Base salary	456,750		456,750	-	-	-	456,750
	Target bonus(3)	182,700		182,700	-	-	-	182,700
	Health care premiums(4)	7,428		7,428	-	-	-	7,428
	Equity vesting acceleration(5)	-		-	-	-	-	2,068,600
	Total	646,878		646,878	-	-	-	2,715,478

____________

(1)	Pursuant to the terms of the Company’s Stock Incentive Plan, acceleration of unvested options occurs only in the event of death after five years of service.

(2)	Benefits for Mr. Stonehouse are triggered if his employment is terminated without Cause or as a result of Disability or Constructive Termination following a Change of Control. Benefits for Mr. Doyle, Drs. Sheridan and Babu, and Ms. Sniecinski are triggered if their employment is terminated without Cause or if they are Constructively Terminated within six months following a Change of Control. The employment agreement for Mr. Stonehouse provides that if any benefit would be subject to excise tax imposed by section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax, the employee shall be entitled to the greater of the employee's net after tax benefit of the entire payment assuming the payment is subject to section 4999 (which payment would be subject to the excise tax) and the employee's net after tax benefit of the payments after the payments are reduced just to the point that there is no section 4999 excise tax. The Company will not pay the excise tax if the payments are subject to section 4999.

(3)	Represents AIP awards at the target percentage for each individual (except with respect to Mr. Stonehouse, who, as described below, receives twice the AIP award at the target percentage in the event of termination without Cause, Constructive Termination, or Disability).

(4)	Represents twelve months of premiums under COBRA.

(5)	Based on the closing price of the Company’s stock as of December 31, 2020.

(6)	Represents the portion of the stock options awarded to Mr. Doyle in connection with his appointment as the Company’s Chief Financial Officer in April 2020 that vests on the first anniversary of the grant date or on the date of Mr. Doyle’s termination if he is terminated as a result of a reduction in force prior to such date.

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Mr. Stonehouse

Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, upon non-renewal of the term of the agreement by the Company, as a result of a Constructive Termination, or by the Company as a result of a Disability, Mr. Stonehouse is entitled to severance equal to the product of (x) two, and (y) the sum of (i) his annual base salary in effect immediately prior to the effective date of the termination, and (ii) his target bonus in effect for the fiscal year of termination, to be paid in equal installments over the regularly scheduled payroll periods of the Company for the two years following the effective date of termination. The Company will also pay the monthly premium for health insurance coverage under COBRA until the earlier of 12 months following the effective date of termination or the date upon which COBRA continuation coverage ceases. If there is a Change of Control, all equity awards granted to Mr. Stonehouse prior to April 3, 2017 vest in full, and if his employment is terminated without Cause or as a result of Disability or Constructive Termination following the Change of Control, he shall receive the benefits described above. The receipt of such benefits is subject to his signing and not revoking a release of any and all claims against the Company, its officers, directors and employees, resigning from the Board, and returning to the Company all of its property and confidential information. To the extent required, the payments described in this paragraph may be delayed for the minimum period and in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

For purposes of Mr. Stonehouse’s letter agreement:

•	“Cause” is defined as: determination by the Board that his employment be terminated for any of the following reasons: (i) a violation of a federal or state law or regulation that materially and adversely impacts the business of the Company, (ii) conviction or plea of no contest to a felony under the laws of the United States or any state, (iii) a breach of the terms of any confidentiality, invention assignment or proprietary information agreement with the Company or with a former employer that materially and adversely impacts the Company, (iv) fraud or misappropriation of property belonging to the Company or its affiliates, or (v) willful misconduct or gross negligence in connection with the performance of his duties; provided, however, that no act or failure to act shall be considered “willful” unless it is done, or omitted to be done in bad faith or without reasonable belief that his action or omission was in the best interests of the Company.

•	“Constructive Termination” is defined as resignation of employment within 30 days of the occurrence of any of: (i) a reduction in his responsibilities or any change in his status or title with regard to his employment; (ii) a reduction in his base salary, unless such reduction occurs prior to a Change of Control (as defined below) and is made in connection with a fiscal downturn of the Company pursuant to which the base salaries of all executive officers of the Company are reduced by a comparable percentage; or (iii) a relocation of his principal office to a location more than 50 miles from the location of his then-current principal office.

•	“Change of Control” is defined as (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation, (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, or (iv) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

•	“Disability” means the inability to perform his duties under the agreement by reason of physical or mental incapacity for 90 days, whether consecutive or not, during any consecutive 12-month period.

Mr. Doyle

Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, or Constructive Termination, Mr. Doyle is entitled to (i) continuation of base salary for one year beyond the effective termination date, payable in accordance with the Company’s regular payroll practices, (ii) payment of one times his annual target bonus under the AIP in effect for the fiscal year in which his termination date occurs, payable in equal installments over the regularly scheduled payroll periods of the Company for the one year following the effective date of termination; and (iii) if he elects to continue health insurance coverage under COBRA, the monthly premium for such coverage until the earlier of 12 months following the effective date of termination or the date upon which he commences employment with another entity. In the event his employment is terminated without Cause or he is Constructively Terminated within six months of the Change of Control, he is entitled to the benefits described above. The receipt of such benefits is conditioned on him signing and not revoking a release of any and all claims, in a form prescribed by the Company and returning to the Company all of its property and confidential information. To the extent required, the payments described in this paragraph may be delayed for the minimum period and in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

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Dr. Babu

Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, or if he resigns as a result of a material adverse change in the Company’s business within six months after the term of his agreement expires, Dr. Babu is entitled to (i) continuation of base salary for one year beyond the effective termination date, payable in accordance with the Company’s regular payroll practices, and (ii) if he elects to continue health insurance coverage under COBRA, the monthly premium for such coverage until the earlier of 12 months following the effective date of termination or the date upon which he commences employment with another entity. In the event of a Change of Control, all equity awards granted to Dr. Babu prior to April 3, 2017 shall vest in full, and if his employment is terminated without Cause or he is Constructively Terminated within six months of the Change of Control, he is entitled to the benefits described above. The receipt of such benefits is conditioned on his signing and not revoking a release of any and all claims, in a form prescribed by the Company and returning to the Company all of its property and confidential information. To the extent required, the payments described in this paragraph may be delayed for the minimum period and in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

Dr. Sheridan

Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, or if he resigns as a result of a material adverse change in the Company’s business within six months after the term of his agreement expires, Dr. Sheridan is entitled to (i) continuation of base salary for one year beyond the effective termination date, payable in accordance with the Company’s regular payroll practices, (ii) relocation assistance to move Dr. Sheridan’s personal belongings back to his California residence and (iii) if he elects to continue health insurance coverage under COBRA, the monthly premium for such coverage until the earlier of 12 months following the effective date of termination or the date upon which he commences employment with another entity. In the event of a Change of Control, all equity awards granted to Dr. Sheridan prior to April 3, 2017 shall vest in full, and if his employment is terminated without Cause or he is Constructively Terminated within six months of the Change of Control, he is entitled to the benefits described above. The receipt of such benefits is conditioned on his signing and not revoking a release of any and all claims, in a form prescribed by the Company and returning to the Company all of its property and confidential information. To the extent required, the payments described in this paragraph may be delayed for the minimum period and in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

Ms. Sniecinski

Pursuant to the terms of her employment letter agreement, in the event of termination by the Company without Cause, or Constructive Termination, Ms. Sniecinski is entitled to (i) continuation of base salary for one year beyond the effective termination date, payable in accordance with the Company’s regular payroll practices, (ii) payment of one times her annual target bonus under the AIP in effect for the fiscal year in which her termination date occurs, payable in equal installments over the regularly scheduled payroll periods of the Company for the one year following the effective date of termination; and (iii) if she elects to continue health insurance coverage under COBRA, the monthly premium for such coverage until the earlier of 12 months following the effective date of termination or the date upon which she commences employment with another entity. In the event her employment is terminated without Cause or she is Constructively Terminated within six months of the Change of Control, she is entitled to the benefits described above. The receipt of such benefits is conditioned on her signing and not revoking a release of any and all claims, in a form prescribed by the Company and returning to the Company all of its property and confidential information. To the extent required, the payments described in this paragraph may be delayed for the minimum period and in the minimum manner necessary to avoid the imposition of the tax required by Section 409A of the Internal Revenue Code.

For purposes of the agreements of Drs. Babu and Sheridan:

•	“Cause” means a determination by the Board that his or her employment be terminated for any of the following reasons: (i) failure or refusal to comply in any material respect with lawful policies, standards or regulations of Company; (ii) a violation of a federal or state law or regulation applicable to the business of the Company; (iii) conviction or plea of no contest to a felony under the laws of the United States or any State; (iv) fraud or misappropriation of property belonging to the Company or its affiliates; (v) a breach in any material respect of the terms of any confidentiality, invention assignment or proprietary information agreement with the Company or with a former employer, (vi) failure to satisfactorily perform his or her duties after having received written notice of such failure and at least 30 days to cure such failure, or (vii) misconduct or gross negligence in connection with the performance of his or her duties.

•	“Constructive Termination” means a resignation of employment within 30 days of the occurrence of any of the following events which occurs within six months following a Change of Control: (i) a material reduction in his or her responsibilities; (ii) a material reduction in his or her base salary, unless such reduction is comparable in percentage to, and is part of, a reduction in the base salary of all executive officers of the Company; or (iii) a relocation of his or her principal office to a location more than 50 miles from the location of his or her principal office immediately preceding a Change of Control.

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•	“Change of Control” means (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger; (iv) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; or (v) a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

•	“Disability” means the inability to perform his or her duties under the agreement by reason of physical or mental incapacity for 90 days, whether consecutive or not, during any consecutive 12-month period.

For purposes of the agreements of Mr. Doyle and Ms. Sniecinski, “Cause,” “Constructive Termination,” and “Disability” have the same meanings described above with respect to the agreements of Drs. Babu and Sheridan. “Change of Control” means (i) the sale, transfer, or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (ii) the consummation of a merger or consolidation of the Company with any other corporation or other entity, other than (I) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent 50% or more of the combined voting power of the surviving entity or the ultimate parent thereof outstanding immediately after such merger or consolidation and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute 50% or more of the board of directors of the surviving entity or, if the Company or the surviving entity is then a subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing more than 50% of the combined voting power of the Company’s then outstanding securities; (iii) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; or (iv) a change in the composition of the Board over a period of 12 consecutive months such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

Mr. Staab

On November 7, 2019, Mr. Staab and the Company entered into a Separation Agreement in connection with Mr. Staab’s departure from the Company. See “Employment Agreements of Other Named Executive Officers” above for additional information on the terms of Mr. Staab’s separation from the Company.

CEO Pay Ratio

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees. We determined our median employee based on 2020 annual base salary and 2020 AIP awards for each of our 229 employees (excluding the CEO) as of December 31, 2020. The annual total compensation of our median employee (other than the CEO) for 2020, calculated in accordance with Item 402(c)(2)(x) under Regulation S-K, was $306,172. As disclosed in the Summary Compensation Table included in this Proxy Statement, our CEO’s annual total compensation for 2020 was $6,034,941. Based on the foregoing, the ratio of the 2020 annual total compensation of our CEO to the median of the annual total compensation of all other employees was 20 to 1. Given the different methodologies that various public companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

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2020 DIRECTOR COMPENSATION

The following table provides information related to the compensation of our non-employee directors during fiscal 2020.

Name	Fees Earned ($)		Option Award ($)(1)(2)		Total ($)
George B. Abercrombie	70,625		146,560		217,185
Stephen J. Aselage	74,375	(3)	146,560		220,935
Theresa M. Heggie	60,625	(3)	146,560		207,185
Nancy J. Hutson, Ph.D.	75,000	(3)	146,560		221,560
Robert A. Ingram	95,000	(3)	146,560		241,560
Kenneth B. Lee, Jr.	75,000		146,560		221,560
Alan G. Levin	47,917		174,259	(4)	222,176
Helen M. Thackray, M.D (5)	55,000	(3)	146,560		201,560

____________

(1)	Options are granted to new directors automatically in accordance with our Stock Incentive Plan at the time they become a director. Prior to March 2020, new directors received an option to purchase 60,000 shares issued on a prorated basis from the date of appointment until the next scheduled annual meeting, which options vest on the 12-month anniversary of the grant date. Any new directors joining the Board after March 2020 will receive an option to purchase 80,000 shares issued on a prorated basis from the date of appointment until the next scheduled annual meeting, which options will vest, subject to the terms of the Stock Incentive Plan, in 36 equal monthly installments over a three-year period measured from the grant date.

Each non-employee director receives an automatic annual grant of an option to purchase 40,000 shares after each annual meeting, which options vest on the 12-month anniversary of the grant date. As of December 31, 2020, each director had options outstanding to purchase the following number of shares: Mr. Abercrombie: 232,667; Mr. Aselage: 95,000; Ms. Heggie: 100,000; Dr. Hutson 228,333; Mr. Ingram: 178,750; Mr. Lee: 220,000; Mr Levin: 55,000; and Dr. Thackray: 80,000.

(2)	The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of awards pursuant to the Stock Incentive Plan granted in 2020. Assumptions used in the calculation of these amounts are included in Note 8 to the Company’s audited consolidated financial statements for the year ended December 31, 2020, which are included in the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2021.

(3)	As of our 2019 annual meeting of stockholders, Mr. Aselage and Ms. Heggie each elected to receive 50% of their respective retainers in the form of shares of our Common Stock in lieu of cash, and Dr. Hutson and Mr. Ingram each elected to receive 100% of their respective retainers in the form of shares of our Common Stock in lieu of cash. As of our 2020 annual meeting of stockholders, Mr. Aselage elected to receive 100% of his retainer in the form of shares of our Common Stock in lieu of cash, and Dr. Hutson elected to receive 50% of her retainer in the form of shares of our Common Stock in lieu of cash. Ms. Heggie’s and Mr. Ingram’s elections remained unchanged. Accordingly, in 2020, the Company issued the following number of shares of Common Stock in lieu of cash retainers: to Mr. Aselage, 6,897 shares in lieu of $31,667 of cash; to Ms. Heggie, 4,559 shares in lieu of $20,000 of cash; to Dr. Hutson, 6,782 shares in lieu of $28,333 of cash; and to Mr. Ingram, 17,104 shares in lieu of $75,000 of cash.

(4)	Mr. Levin joined the Board effective February 27, 2020 and received an automatic option grant under the Stock Incentive Plan for 15,000 shares of Common Stock.

(5)	Dr. Thackray joined the Company as its Chief Research & Development Officer on March 22, 2021 and, as a result, is no longer a non-employee director of the Company.

Narrative to Director Compensation Table

Directors who are employees of the Company do not receive any additional compensation for their services as a director. Non-employee directors receive an annual retainer fee consisting of four equal installment payments paid in arrears on a quarterly basis. Annual retainers are also paid to members of Board committees. Directors are also reimbursed for expenses incurred in attending Board or committee meetings and while representing the Company in conducting certain business. The annual retainer fee is $40,000 ($75,000 for the Chairman), consisting of four quarterly payments of $10,000 each ($18,750 each for the Chairman). Fees are not paid for attending committee meetings. Members of the Audit Committee other than the Chair are paid an annual retainer of $10,000, members of the Compensation Committee, Commercialization Committee, Finance Committee and Science Committee (other than the Chairs) are paid an annual retainer of $7,500, and members of the Corporate Governance and Nominating Committee (other than the Chair) are paid an annual retainer of $5,000. The Chair of the Audit Committee is paid an annual retainer of $20,000, the Chairs of the Compensation Committee, Commercialization Committee, Finance Committee and Science Committee are each paid an annual retainer of $15,000, and the Chair of the Corporate Governance and Nominating Committee is paid an annual retainer of $10,000. The annual retainers for committee members and committee Chairs are paid in arrears in four equal installments on a quarterly basis.

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Directors are given the opportunity to elect to receive, in lieu of cash retainers, a number of shares of our Common Stock equivalent in value to the Board retainer earned by such director. Directors can elect to receive either 50% or 100% of their Board retainer (excluding any committee retainers) in the form of Common Stock. These shares are distributed four times a year, in line with the quarterly retainer payments. The number of shares to be distributed is determined using the closing price of our Common Stock on the last business day of the applicable three-month period. Elections to receive Company shares in lieu of cash for future years shall be made as of the date of each annual meeting of the Company’s stockholders, effective until the subsequent annual meeting.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report, in accordance with rules established by the Securities and Exchange Commission (“SEC”), for inclusion in this Proxy Statement.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed and discussed with the Company’s management the internal audit plan for the year ended December 31, 2020.  Furthermore, the Audit Committee reviewed and discussed with the Company’s management and Ernst and Young LLP the evaluation of the Company’s design and functioning of its internal controls over financial reporting, including the required Section 404 testing undertaken by Company management and Ernst and Young LLP with respect to the Company’s internal controls over financial reporting.  The Audit Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP their independence. The Audit Committee also considered the compatibility of non-audit services with Ernst & Young LLP’s independence.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for their audit. The Audit Committee regularly meets with Ernst & Young LLP, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. The Audit Committee and the Board approved the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 and has approved the retention of Ernst & Young LLP as the principal accounting firm to be used by the Company throughout the fiscal year ending December 31, 2021.

The Audit Committee currently consists of Mr. Lee, as Chairman, Mr. Abercrombie, and Mr. Levin.

Kenneth B. Lee, Jr., Chair of the Committee

George B. Abercrombie

Alan G. Levin

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock as of March 30, 2021, by (i) each director, (ii) each of the Named Executive Officers, (iii) all directors and executive officers of the Company as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of our Common Stock. Unless otherwise noted below, the address for each person listed in the table is the principal executive offices of the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
5% Stockholders
Baker Bros. Advisors LP and related persons 860 Washington Street, 3rd Floor New York, NY 10014	18,256,794	(3)	10.3%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	16,259,745	(4)	9.2%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	11,599,334	(5)	6.5%
State Street Corporation One Lincoln Street Boston, MA 02111	11,056,979	(6)	6.2%
Sarissa Capital Management LP and Alexander J. Denner, Ph.D. 660 Steamboat Road Greenwich, CT 06830	8,844,000	(7)	5.0%
Directors and Named Executive Officers
George B. Abercrombie	242,667	(8)	*
Stephen J. Aselage	126,496	(9)	*
Theresa M. Heggie	113,849	(10)	*
Nancy J. Hutson, Ph.D.	293,089	(11)	*
Robert A. Ingram	253,763	(12)	*
Kenneth B. Lee, Jr.	235,252	(13)	*
Alan G. Levin	55,000	(14)	*
Helen M. Thackray, M.D.	80,000	(15)	*
Jon P. Stonehouse	3,520,630	(16)	2.0%
Thomas R. Staab II	26,000	(17)	*
Anthony J. Doyle	254,000	(18)	*
Yarlagadda S. Babu, Ph.D.	1,182,806	(19)	*
William P. Sheridan, MBBS	1,056,598	(20)	*
Megan T. Sniecinski	254,558	(21)	*
All executive officers and directors as a group (15 persons)	8,841,696	(22)	4.8%

____________

(*)       Less than one percent.

(1)	Gives effect to the shares of Common Stock each indicated stockholder has the right to acquire as of March 30, 2021 or within 60 days from that date though the exercise of options and other rights beneficially held by such stockholder on that date.

(2)	Ownership percentage is reported based on 177,648,060 shares of Common Stock issued and outstanding on March 30, 2021, plus, as to the holder thereof only and no other person, the number of shares (if any) that the person has the right to acquire as of March 30, 2021 or within 60 days from that date through the exercise of options and other rights.

(3)	From Schedule 13G/A filed with the SEC on February 16, 2021. Includes the aggregate number of shares of Common Stock beneficially owned along with shares of Common Stock that may be immediately acquired as follows: 1,505,548 shares held by 667, L.P. (“667”), 16,544,587 shares held by Baker Brothers Life Sciences, L.P. (“Life Sciences” and together with 667, the “Funds”), 77,913 shares directly held by each of Julian C. Baker and Felix J. Baker, 35,833 shares held by Dr. Stephen R. Biggar, an employee of Baker Bros. Advisors LP (“Advisors”) and former director of the Company, and 15,000 shares underlying stock options held by Dr. Biggar. The shares held by the Funds include a total of 5,390,150 shares issuable upon exercise of pre-funded warrants held by such entities. By virtue of their power to control the investment decisions of the Funds, each of Advisors, Baker Bros. Advisors (GP) LLC, Julian C. Baker and Felix J. Baker may be deemed to be beneficial owners of shares owned by the Funds and may be deemed to have sole power to vote or direct the vote of and sole power to dispose or direct the disposition of such securities. Dr. Biggar previously served on the BioCryst board as a representative of the Funds. The policy of the Funds and Advisors does not permit employees to receive compensation for serving as a director of the Company. Therefore, Dr. Biggar has no pecuniary interest in any stock options or shares of Common Stock directly held by him. The Funds are instead entitled to the pecuniary interest in any stock options and shares of Common Stock received as director compensation.

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(4)	From Schedule 13G/A filed with the SEC on January 29, 2021 indicating that 16,259,745 shares are held by BlackRock, Inc. and certain subsidiaries. No such subsidiary has the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, more than five percent of our Common Stock. BlackRock, Inc. may be deemed to have sole power to vote or to direct the vote of 15,779,719 shares of Common Stock and sole power to dispose or to direct the disposition of 16,259,745 shares of Common Stock.

(5)	From Schedule 13G/A filed with the SEC on February 10, 2021 indicating that 11,599,334 shares of Common Stock are held by The Vanguard Group and certain subsidiaries. No such subsidiary has the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, more than five percent of our Common Stock. The Vanguard Group may be deemed to have sole power to dispose or to direct the disposition of 11,106,569 shares of Common Stock, shared power to vote or to direct the vote of 354,760 shares of Common Stock, and shared power to dispose or to direct the disposition of 492,765 shares of Common Stock.

(6)	From Schedule 13G filed with the SEC on February 5, 2021 indicating that 11,056,979 shares of Common Stock are held by State Street Corporation and certain subsidiaries. No such subsidiary has the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, more than five percent of our Common Stock. State Street Corporation may be deemed to have shared power to vote or to direct the vote of 10,292,691 shares of our Common Stock and shared power to dispose or to direct the disposition of 11,056,979 shares of our Common Stock.

(7)	From Schedule 13G filed with the SEC on January 25, 2021 indicating that 8,844,000 shares of Common Stock are held by Sarissa Capital Management LP (“Sarissa Capital”). Sarissa Capital has sole power to vote or to direct the vote of, and sole power to dispose or to direct the disposition of, 8,844,000 shares of Common Stock. By virtue of his position as the Chief Investment Officer of Sarissa Capital, Alexander J. Denner, Ph.D., may be deemed to have the shared power to vote or to direct the vote, and shared power to dispose or to direct the disposition of, such shares.

(8)	Includes 232,667 shares issuable to Mr. Abercrombie upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(9)	Includes 95,000 shares issuable to Mr. Aselage upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(10)	Includes 100,000 shares issuable Ms. Heggie upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(11)	Includes 228,333 shares issuable to Dr. Hutson upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(12)	Includes 178,750 shares issuable to Mr. Ingram upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(13)	Includes 220,000 shares issuable to Mr. Lee upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(14)	Includes 55,000 shares issuable to Mr. Levin upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(15)	Includes 80,000 shares issuable to Dr. Thackray upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(16)	Includes 2,736,544 shares issuable to Mr. Stonehouse upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(17)	Based on information provided by Mr. Staab. Mr. Staab resigned as the Company’s Senior Vice President and Chief Financial Officer in February 2020.

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(18)	Includes 200,000 shares issuable to Mr. Doyle upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(19)	Includes 999,650 shares issuable to Dr. Babu upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(20)	Includes 1,045,123 shares issuable to Dr. Sheridan upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(21)	Includes 210,000 shares issuable to Ms. Sniecinski upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

(22)	Includes 7,313,579 shares issuable to all of our executive officers and directors upon exercise of stock options that are exercisable as of March 30, 2021 or within 60 days from that date.

DELINQUENT SECTION 16(a) REPORTS

Exchange Act Section 16(a) requires our officers, directors, and beneficial owners of more than ten percent of our Common Stock to report their beneficial ownership of our Common Stock and any changes in that ownership to the SEC within specified timeframes. Based on a review of the copies of such reports filed with the SEC during the year ended December 31, 2020, we believe that such reports were timely filed with the SEC, except for a Form 4 filed on March 3, 2020 on behalf of Alan G. Levin to report a February 27, 2020 automatic non-employee director grant under the Company’s Amended and Restated Stock Incentive Plan.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) must be received by the Company by December 14, 2021 to be considered for inclusion in our Proxy Statement relating to such meeting. Proposals for inclusion in the Proxy Statement must comply with the Securities Exchange Act of 1934, as amended, including Rule 14a-8.

A stockholder must notify the Company of any proposal (including director nominations) that the stockholder intends to present, other than by inclusion in our proxy materials, at our 2022 Annual Meeting. To be timely, the notice must be delivered to the Company’s Corporate Secretary at the Company’s principal executive offices no earlier than January 25, 2022 and no later than February 24, 2022. In order for the proposal to be eligible for consideration at the 2022 Annual Meeting, the notice must include the information required by the Company’s bylaws, including, with respect to director nominations, specific information regarding both the stockholder making the nomination and the director nominee.

NO INCORPORATION BY REFERENCE

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC and that the information should be considered part of a particular filing. As provided in regulations promulgated by the SEC, the “Audit Committee Report” and the “Compensation Committee Report” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC. In addition, this Proxy Statement includes the Company’s website address. This website address is intended to provide inactive, textual references only. The information on the Company’s website is not part of this Proxy Statement.

OTHER MATTERS

Management does not intend to present to the Meeting any matters other than those previously mentioned herein and does not presently know of any matters that will be presented by other parties. If other matters should properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto and in accordance with their best judgment.

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GENERAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of the one-page notice regarding the Internet availability of proxy materials may have been sent to multiple stockholders in your household. You may have a separate copy of this document sent to you by contacting the Corporate Secretary, BioCryst Pharmaceuticals, Inc., 4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703, (919) 859-1302. If you prefer to receive separate copies of the one-page notice regarding the Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee holder, or you may contact us at the above address.

Stockholders may obtain a copy of the Notice of Annual Meeting, Proxy Statement, Form of Proxy, and our Annual Report on Form 10-K by writing to the Corporate Secretary at the address stated above or by visiting www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

Alane P. Barnes, Chief Legal Officer and Corporate Secretary

Durham, North Carolina

April 13, 2021

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ANNEX A

BIOCRYST PHARMACEUTICALS, INC.

STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED AS OF APRIL 1, 2021)

Article One
GENERAL PROVISIONS

I.                   PURPOSES OF THE PLAN

A.                This Stock Incentive Plan (the “Plan”), formerly the “BioCryst Pharmaceuticals, Inc. 1991 Stock Option Plan,” is intended to promote the interests of BioCryst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), by providing a method whereby (i) employees (including officers and directors) of the Company (or its parent or subsidiary corporations), (ii) non-employee members of the board of directors of the Company (the “Board”) (or of any parent or subsidiary corporations) and (iii) consultants and other independent contractors who provide valuable services to the Company (or any parent or subsidiary corporations) may be offered the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or any parent or subsidiary corporations).

B.                 For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

(i)       Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(ii)       Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

C.                 The Plan, as amended and restated, was approved and adopted by the Board effective on April 1, 2021 in order to increase by 7,500,000 the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to approval by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 25, 2021, and to make certain other changes.

II.                STRUCTURE OF THE PLAN

A.                The Plan shall be divided into three separate equity programs:

(i)       the Discretionary Option Grant Program specified in Article Two, pursuant to which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii)       the Stock Issuance Program specified in Article Three, pursuant to which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly or through the issuance of restricted stock units (“RSUs”) that provide for the issuance of shares of Common Stock if the applicable vesting criteria are satisfied, and

(iii)        the Automatic Option Grant Program specified in Article Four, pursuant to which non-employee members of the Board will automatically receive option grants to purchase shares of Common Stock.

B.                 Unless the context clearly indicates otherwise, the provisions of Articles One and Five of the Plan shall apply to all equity programs under the Plan and shall accordingly govern the interests of all individuals under the Plan.

III.             ADMINISTRATION OF THE PLAN

A.               The Plan shall be administered by the Committee who shall be the Compensation Committee of the Board or, in the absence of a Compensation Committee, a properly constituted committee or the Board itself (the administrator is referred to herein as the “Committee” or the “Plan Administrator”). Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or cause an Award designated as a Performance Award not to qualify for treatment as performance-based compensation under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Compensation Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Committee is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers shall be treated as the Committee; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of Awards (if any) such officer or officers may award pursuant to such delegated authority, and any such Award shall be subject to the form of award agreement theretofore approved by the Compensation Committee. No such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer. In addition, the Compensation Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any subsidiary or affiliate, and/or to one or more agents.

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B.                 Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are grantees, to which of such grantees, if any, awards shall be granted hereunder and the timing of any such awards; (iii) to grant awards to grantees and determine the terms and conditions thereof, including the number of shares of Common Stock subject to awards and the exercise or purchase price of such shares and the circumstances under which awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events (including events which constitute a Change in Control to the extent permitted hereunder), or other factors; (iv) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any award; (v) to prescribe and amend the terms of the agreements or other documents evidencing awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by grantees under this Plan; (vi) to determine the extent to which adjustments are required pursuant to Article One; (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any award granted hereunder, and to make exceptions to any such provisions for the benefit of the Company; (viii) to approve corrections in the documentation or administration of any award; and (ix) to make all other determinations deemed necessary or advisable for the administration of this Plan.

C.      All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all grantees, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

D.    The Compensation Committee may delegate all or a portion of their duties hereunder to one or more individuals or committees. Any reference to the Compensation Committee or the Plan Administrator shall refer to such individual(s) or committee(s) to the extent of such delegation.

E.        Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Four, and no Plan Administrator shall exercise any discretionary functions under that program.

IV.              ELIGIBILITY

A.                The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs shall be limited to the following:

(i)       officers and other employees of the Company (or its parent or subsidiary corporations);

(ii)       individuals who are consultants or independent advisors and who provide valuable services to the Company (or its parent or subsidiary corporations); and

(iii)       non-employee members of the Board (or of the board of directors of parent or subsidiary corporations).

B.                 Only Board members who are not employees of the Company (or any parent or subsidiary) shall be eligible to receive automatic option grants pursuant to the Automatic Option Grant Program specified in Article Four.

C.                 The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority to determine (i) whether to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program, (ii) which eligible persons are to receive option grants under the Discretionary Option Grant Program, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option (“Incentive Option”) which satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or a non-statutory option not intended to meet such requirements, the time or times when each such option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which such option is to remain outstanding, and (iii) which eligible persons are to receive stock issuances under the Stock Issuance Program, the time or times when such issuances are to be made, the number of shares to be issued to each grantee, the vesting schedule (if any) applicable to the shares and the consideration for such shares.

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V.                 STOCK SUBJECT TO THE PLAN

A.                Shares of the Company’s Common Stock shall be available for issuance under the Plan and shall be drawn from either the Company’s authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan, as amended and restated, shall not exceed 48,090,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. The total number of shares available under the Plan, as amended and restated, as of April 1, 2021 is 36,391,274. This amount consists of 25,442,402 shares reserved for awards already issued, 3,448,872 shares of Common Stock available for future issuance under the Plan, and the increase of 7,500,000 shares of Common Stock authorized by the Board (subject to approval by the Company’s stockholders at the Annual Meeting of Stockholders on May 25, 2021).

B.                 In no event shall the number of shares of Common Stock for which any one individual participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances and RSUs exceed 1,500,000 shares of Common Stock in the aggregate in any calendar year. For purposes of such limitation, however, no stock options granted prior to the date the Common Stock was first registered under Section 12 of the 1934 Act (the “Section 12(g) Registration Date”) shall be taken into account.

C.                 Should an outstanding option under this Plan expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised shall be available for subsequent option grant or direct stock issuances or RSUs under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the original issue price paid per share, pursuant to the Company’s repurchase rights under the Plan, or shares underlying terminated RSUs, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances or RSUs under the Plan. However, shares subject to an award under the Plan may not again be made available for issuance under the Plan if such shares are: (i) shares that were subject to a stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock appreciation right, (ii) shares used to pay the exercise price of an option, (iii) shares delivered to or withheld by the Company to pay the withholding taxes related an award, or (iv) shares repurchased on the open market with the proceeds of an option exercise. Shares of Common Stock subject to any option surrendered for an appreciation distribution under Section IV of Article Two or Section IV of Article Four shall not be available for subsequent issuance under the Plan.

D.                In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights, and direct stock issuances and RSUs under the Plan from and after the Section 12(g) Registration Date, (iii) the number and/or class of securities and price per share in effect under each outstanding option and stock appreciation right under the Plan, (iv) the number and/or class of securities in effect under each outstanding direct stock issuance and RSU under the Plan, and (v) the number and/or class of securities for which automatic option grants are subsequently to be made per non-employee Board member under the Automatic Option Grant Program. The purpose of such adjustments shall be to preclude the enlargement or dilution of rights and benefits under the Plan.

E.                 The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

(i)       If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported on the Nasdaq National Market, the Nasdaq Global Select Market or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

(ii)       If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on the exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

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(iii)       If the Common Stock is at the time neither listed nor admitted to trading on any securities exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

VI.                MINIMUM VESTING

Notwithstanding any other provision of this Plan to the contrary, in no event shall any award granted pursuant to this Plan vest prior to the twelve (12)-month anniversary of the date of grant, other than in connection with the grantee’s death or permanent disability or, to the extent permitted hereunder, in connection with a Change in Control (provided that this limitation shall not apply with respect to up to five percent (5%) of the shares of Common Stock available for issuance under this Plan following approval of the Plan at the Company’s Annual Meeting of Stockholders on May 25, 2021). The minimum vesting period set forth in this Section VI may not be waived or superseded by any provision in an award or other agreement.

Article Two
DISCRETIONARY OPTION GRANT PROGRAM

I.                   TERMS AND CONDITIONS OF OPTIONS

Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator’s discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees may only be granted non-statutory options under this Article Two. Each option granted shall be evidenced by one or more instruments in the form approved by the Plan Administrator. Each such instrument shall, however, comply with the terms and conditions specified below, and each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

A.                Option Price.

1.                  The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant.

2.                  The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section IV of this Article Two and the instrument evidencing the grant, be payable through one of the following methods (or a combination thereof):

(i)       full payment in cash or check drawn to the Company’s order;

(ii)       full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below);

(iii)       full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or cash equivalent;

(iv)       full payment through a broker-dealer sale and remittance procedure pursuant to which the optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

(v)       such other method as permitted by the Plan Administrator.

For purposes of this subparagraph 2, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

B.                 Term and Exercise of Options.

Each option granted under this Article Two shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing the option grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee except for a transfer of the option by will or by the laws of descent and distribution following the optionee’s death and, for the avoidance of doubt, may not be transferred to a third party for cash or other value. However, the Plan Administrator shall have the discretion to provide that a non-statutory option may, in connection with the optionee’s estate plan, be assigned in whole or in part during the optionee’s lifetime either as (i) as a gift to one or more members of optionee’s immediate family, to a trust in which optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or an entity in which more than fifty percent (50%) of the voting interests are owned by optionee and/or one or more such family members, or (ii) pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

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C.                 Termination of Service.

1.                  Except to the extent otherwise provided pursuant to Section V of this Article Two or pursuant to an applicable award agreement, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death.

(i)       Should the optionee cease to remain in Service for any reason other than death or permanent disability, then the period for which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service. However, should optionee die during the three (3)-month period following his or her cessation of Service, the personal representative of the optionee’s estate or the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution shall have a twelve (12)-month period following the date of the optionee’s death during which to exercise such option.

(ii)       In the event such Service terminates by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), then the period for which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

(iii)       Should the optionee, after completing five (5) full years of Service, die while in Service, then the exercisability of each of his or her outstanding options shall automatically accelerate so that each such option shall become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. The personal representative of the optionee’s estate or the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution shall have a twelve (12)-month period following the date of the optionee’s death during which to exercise such option.

(iv)       In the event such Service terminates by reason of death prior to the optionee obtaining five (5) full years of Service, then the period for which each outstanding vested option held by the optionee at the time of death shall be exercisable by the optionee’s estate or the person or persons to whom the option is transferred pursuant to the optionee’s will shall be limited to the twelve (12)-month period following the date of the optionee’s death.

(v)       Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

(vi)       Each such option shall, during such limited exercise period, be exercisable for any or all of the shares for which the option is exercisable on the date of the optionee’s cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the optionee’s cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the optionee is not otherwise vested.

(vii)       Should (i) the optionee’s Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its parent or subsidiary corporations, then in any such event all outstanding options held by the optionee under this Article Two shall terminate immediately and cease to be exercisable.

2.                  The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under subparagraph 1 above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee’s cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

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3.                  For purposes of the foregoing provisions of this Section I.C (and for all other purposes under the Plan):

(i)       The optionee shall be deemed to remain in the Service of the Company for so long as such individual renders services on a periodic basis to the Company (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless the agreement evidencing the applicable option grant specifically states otherwise.

(ii)       The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

D.                Stockholder Rights.

An optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares. Without limitation, an optionee shall not have any right to receive dividends with respect to an unexercised option.

E.                 No Repricing.

No option or stock appreciation right may be repriced, regranted through cancellation, including cancellation in exchange for cash or other awards, or otherwise amended to reduce its option price or exercise price (other than with respect to adjustments made in connection with a transaction or other change in the Company’s capitalization as permitted under this Plan) without the approval of the stockholders of the Company.

F.                Repurchase Rights.

The shares of Common Stock acquired upon the exercise of options granted under this Article Two may be subject to repurchase by the Company in accordance with the following provisions:

1.       The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock under this Article Two. Should the optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase any or all those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

2.       All of the Company’s outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of this Article Two, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

3.       The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee’s cessation of Service, to cancel the Company’s outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

II.                INCENTIVE OPTIONS

The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as “non-statutory” options when issued under the Plan shall not be subject to such terms and conditions.

A.                Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

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B.                 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

C.                 Termination of Employment. Any portion of an Incentive Option that remains outstanding (by reason of the optionee remaining in the Service of the Company, pursuant to the Plan Administrator’s exercise of discretion under Section V of this Article Two, or otherwise) more than 3 months following the date an optionee ceases to be an Employee of the Company shall thereafter be exercisable as a non-statutory option under federal tax laws.

Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

III.             CORPORATE TRANSACTIONS/CHANGES IN CONTROL

A.                For purposes of this Section III (and for all other purposes under the Plan), a Corporate Transaction shall be deemed to occur in the event of:

(1)       a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation,

(2)       the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

(3)       any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

The exercisability of each option outstanding under this Article Two that was granted before April 3, 2017 shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.

B.     Immediately after the consummation of the Corporate Transaction, all outstanding options under this Article Two shall fully vest, terminate and cease to be outstanding, except to the extent continued or assumed (as applicable) by the Company or the successor corporation or its parent company. The Plan Administrator shall have complete discretion to provide, on such terms and conditions as it sees fit, for a cash payment to be made to any optionee on account of any option terminated in accordance with this paragraph, in an amount equal to the excess (if any) of (A) the fair market value of the shares subject to the option as of the date of the Corporate Transaction, over (B) the aggregate exercise price of the option.

C.     Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted. Any such options that are so continued or assumed in connection with a Corporate Transaction shall be treated as follows: if the grantee’s employment is terminated by the Company without Cause or the grantee resigns due to a Constructive Termination, in either case within the ninety (90) day period preceding or the two (2) year period following the Corporate Transaction, the exercisability of such option shall automatically accelerate, and the Company’s outstanding repurchase rights under this Article Two shall immediately terminate; provided, however, that if the Company, the acquiror or successor refuses to continue (or, as applicable, assume) the option in connection with the Corporate Transaction, the exercisability of such option under this Article Two shall automatically accelerate, and the Company’s outstanding repurchase rights under this Article Two shall immediately terminate upon the occurrence of such Corporate Transaction.

D.    The grant of options under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

E.         In the event of a Change in Control: (1) options granted under this Article Two prior to May 23, 2016 shall be subject to the provisions of the Plan as in effect prior to such date, and (2) options granted on or after May 23, 2016 shall be treated as follows: if the grantee’s employment is terminated by the Company without Cause or the grantee resigns due to a Constructive Termination, in either case within the ninety (90) day period preceding or the two (2) year period following the Change in Control, the exercisability of such option shall automatically accelerate, and the Company’s outstanding repurchase rights under this Article Two shall immediately terminate; provided, however, that if the acquiror or successor refuses to assume the option in connection with the Change in Control, the exercisability of such option under this Article Two shall automatically accelerate, and the Company’s outstanding repurchase rights under this Article Two shall immediately terminate upon the occurrence of such Change in Control. In the event that the acquiror or successor refuses to assume the option in connection with the Change in Control, the Plan Administrator shall have complete discretion to provide, on such terms and conditions as it sees fit, for a cash payment to be made to any optionee on account of any option terminated in accordance with this paragraph, in an amount equal to the excess (if any) of (A) the fair market value of the shares subject to the option as of the date of the Change in Control, over (B) the aggregate exercise price of the option.

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F.    For purposes of this Section III (and for all other purposes under the Plan), a Change in Control shall be deemed to occur in the event:

(1)       any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; or

(2)       there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

G.                All options accelerated in connection with the Corporate Transaction or Change in Control (either at the time of the Corporate Transaction or Change in Control or as otherwise provided in this Section III) shall remain fully exercisable until the expiration or sooner termination of the option term.

H.                 The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

I.               For purposes of this Article Two and for purposes of Article Three:

1.                  “Cause” means, unless otherwise provided in the applicable award agreement, the Company’s termination of the grantee’s employment for any of the following reasons: (i) failure or refusal to comply in any material respect with lawful policies, standards or regulations of the Company; (ii) a violation of a federal or state law or regulation applicable to the business of the Company; (iii) conviction or plea of no contest to a felony under the laws of the United States or any State; (iv) fraud or misappropriation of property belonging to the Company or its affiliates; (v) a breach in any material respect of the terms of any confidentiality, invention assignment or proprietary information agreement with the Company or with a former employer, (vi) failure to satisfactorily perform the grantee’s duties after having received written notice of such failure and at least thirty (30) days to cure such failure, or (vii) misconduct or gross negligence in connection with the performance of the grantee’s duties.

2.                  “Constructive Termination” means, unless otherwise provided in the applicable award agreement, the grantee’s resignation of employment with the Company within ninety (90) days of the occurrence of any of the following: (i) a material reduction in the grantee’s responsibilities; (ii) a material reduction in the grantee’s base salary; or (iii) a relocation of the grantee’s principal office to a location more than 50 miles from the location of the grantee’s existing principal office.

IV.              STOCK APPRECIATION RIGHTS

A.   Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section IV, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option granted under this Article Two in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares. The distribution may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall determine in its sole discretion.

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B.    The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall not be available for subsequent option grant under the Plan.

C.     Stockholder Rights. A stock appreciation right holder shall have no stockholder rights with respect to any shares covered by the stock appreciation right until such individual shall have exercised the stock appreciation right and received the acquired shares. Without limitation, a stock appreciation right holder shall not have any right to receive dividends with respect to a stock appreciation right.

V.                 EXTENSION OF EXERCISE PERIOD

The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which any option granted under this Article Two is to remain exercisable following the optionee’s cessation of Service or death from the limited period in effect under Section I.C.1 of Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

Article Three
STOCK ISSUANCE PROGRAM

I.                   STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock units (“RSUs”), which are awards granted to eligible individuals that entitle them to shares of Common Stock (or cash in lieu thereof) in the future following the satisfaction of vesting conditions imposed by the Plan Administrator.

A.                Vesting Provisions.

1.   The Plan Administrator may issue shares of Common Stock under the Stock Issuance which are to vest in one or more installments over the grantee's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue RSUs under the Stock Issuance Program which shall entitle the recipient to receive a specified number of shares of Common Stock upon the attainment of one or more Service and/or performance goals established by the Plan Administrator. Upon the attainment of such Service and/or performance goals, fully-vested shares of Common Stock shall be issued in satisfaction of those RSUs.

2.    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) issued by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, shall be issued or set aside with respect to the shares of unvested Common Stock granted to a grantee or subject to a grantee’s RSUs, subject to (i) the same vesting requirements applicable to the grantee's unvested shares of Common Stock or RSUs, and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.     The grantee shall have full stockholder rights with respect to any shares of Common Stock issued to the grantee under the Stock Issuance Program, whether or not the grantee's interest in those shares is vested, except that the grantee shall not have dividend rights with respect to such shares prior to the vesting of such shares. However, the Plan Administrator may provide for a grantee to receive one or more dividend equivalents with respect to such shares, entitling the grantee to all regular cash dividends payable on such shares of Common Stock, which amounts shall be (i) subject to the same vesting requirements applicable to the shares of Common Stock granted hereunder, and (ii) payable upon vesting of the shares to which such dividend equivalents relate.

4.   The grantee shall not have any stockholder rights with respect to any shares of Common Stock subject to an RSU. However, the Plan Administrator may provide for a grantee to receive one or more dividend equivalents with respect to such shares, entitling the grantee to all regular cash dividends payable on the shares of Common Stock underlying the RSU, which amounts shall be (i) subject to the same vesting requirements applicable to the shares of Common Stock underlying the RSU, and (ii) payable upon issuance of the shares to which such dividend equivalents relate.

5.    Should the grantee cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the grantee shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the grantee for consideration paid in cash, the Company shall repay to the grantee the cash consideration paid for the surrendered shares.

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6.  Except as prohibited by the last sentence of paragraph 1 above, the Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the grantee’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the grantee's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the grantee's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

7.    Outstanding RSUs under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the Service and/or performance goals established for such awards are not attained. The Plan Administrator, however, shall, except as prohibited by the last sentence of paragraph 1 above, have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding RSUs as to which the designated Service and/or performance goals are not attained. Such authority may be exercised at any time, whether before or after the grantee's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.                CORPORATE TRANSACTION/CHANGE IN CONTROL

A.   All of the Company’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction, or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement, unless the Plan Administrator determines to waive such limitations.

B.     Each award which is assigned in connection with (or is otherwise to continue in effect after) a Corporate Transaction shall be appropriately adjusted such that it shall apply and pertain to the number and class of securities issued to the grantee in consummation of the Corporate Transaction with respect to the shares granted to grantee under this Article Three.

C.    In the event of a Change in Control: (1) shares of restricted stock and RSUs granted under this Article Three prior to May 23, 2016 shall be subject to the provisions of the Plan as in effect prior to such date, and (2) shares of restricted stock and RSUs granted on or after May 23, 2016 shall be treated as follows: if the grantee’s employment is terminated by the Company without Cause or the grantee resigns due to a Constructive Termination, in either case within the ninety (90) day period preceding or the two (2) year period following the Change in Control, the vesting of such restricted stock and RSUs shall automatically accelerate (and all of the shares of Common Stock subject to such RSUs shall be issued to grantees), and the Company’s outstanding repurchase rights under this Article Three shall immediately terminate; provided, however, that if the acquiror or successor refuses to assume the shares of restricted stock or RSUs or substitute an award of equivalent value (as determined by the Committee in its discretion) in connection with the Change in Control, the vesting of such restricted stock or RSUs under this Article Three shall automatically accelerate (and all of the shares of Common Stock subject to such RSUs shall be issued to grantees). To the extent any shares of restricted stock or RSUs vest in whole or in part based on the achievement of performance criteria, the amount that shall vest in accordance with the proviso to clause (2) of the immediately-preceding sentence shall vest based on the higher of actual performance goal attainment through the date of the Change in Control or a prorated amount using target performance and based on the time elapsed in the performance period as of the date of the Change in Control.

III.             STOCKHOLDER RIGHTS

A.       Individuals who are granted shares of Common Stock pursuant to this Article Three shall be the owners of such shares for all purposes while holding such Common Stock, and may exercise full voting rights with respect to those shares at all times while held by the individuals. Individuals who have been granted RSUs shall have no voting rights with respect to Common Stock underlying RSUs unless and until such Common Stock is reflected as issued and outstanding shares on the Company’s stock ledger.

B.       Individuals who are granted shares of Common Stock pursuant to this Article Three shall not have dividend rights with respect to such shares prior to the vesting of such shares. However, the Plan Administrator may provide for a grantee to receive one or more dividend equivalents with respect to such shares, entitling the grantee to all regular cash dividends payable on such shares of Common Stock, which amounts shall be (i) subject to the same vesting requirements applicable to the shares of Common Stock granted hereunder, and (ii) payable upon vesting of the shares to which such dividend equivalents relate.

IV.              SHARE ESCROW / LEGENDS

Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Company until the grantee's interest in such shares vests or may be issued directly to the grantee with restrictive legends on the certificates evidencing those unvested shares.

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Article Four
AUTOMATIC OPTION GRANT PROGRAM

I.                   ELIGIBILITY

The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four shall be (i) those individuals who, after the effective date of this amendment and restatement, first become non-employee Board members, whether through appointment by the Board, election by the Company’s stockholders, or by continuing to serve as a Board member after ceasing to be employed by the Company, and (ii) those individuals already serving as non-employee Board members on the effective date of this amendment and restatement. As used herein, a “non-employee” Board member is any Board member who is not employed by the Company on the date in question.

II.                TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

A.                Grants. Option grants shall be made under this Article Four as follows:

1.                  Each individual who first becomes a non-employee Board member on or after the effective date of this amendment and restatement shall automatically be granted at such time a non-statutory stock option under the terms and conditions of this Article Four, to purchase a number shares of Common Stock equal to the product of (i) 80,000, and (ii) a fraction, the numerator of which is the number of months (rounded to the nearest whole number) remaining between the date such Board member first became a non-employee Board member and the Company’s next scheduled Annual Stockholders Meeting, and the denominator of which is 12.

2.                  Immediately following each Annual Stockholders Meeting of the Company, each individual who is then serving as a non-employee Board member (except for those individuals first elected to serve as non-employee Board members at such meeting), shall automatically be granted a non-statutory stock option under this Article Four to acquire 40,000 shares of Common Stock.

B.                 Exercise Price. The exercise price per share of each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

C.                   Payment. The exercise price shall be through one of the following methods (or a combination thereof):

(1)       payment in cash or check made payable to the Company’s order; or

(2)       full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

(3)       full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Company’s order; or

(4)       full payment through a sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (II) concurrently provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

(5)       such other method as permitted by the Plan Administrator.

For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

D.                Option Term. Each automatic grant under this Article Four shall have a term of ten (10) years measured from the automatic grant date.

E.                  Exercisability.

1.                  Subject to the proviso in Section VI of Article One, each initial automatic grant made pursuant to Section II.A.1 of this Article Four shall vest and become exercisable in 36 equal monthly installments over a 3-year period measured from the grant date.

2.                  Subject to the proviso in Section VI of Article One, each 40,000 share automatic grant made pursuant to Section II.A.2 of this Article Four shall vest and become exercisable for the option shares on the twelve (12)-month anniversary of the automatic grant date.

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F.                  Non-Transferability. During the lifetime of the optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the optionee, except to the extent such option or the limited stock appreciation right is assigned or transferred (i) by will or by the laws of descent and distribution following the optionee’s death, or (ii) during optionee’s lifetime either (A) as a gift in connection with the optionee’s estate plan to one or more members of optionee’s immediate family, to a trust in which optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by optionee and/or one or more such family members, or (B) pursuant to a domestic relations order. The portion of any option assigned or transferred during optionee’s lifetime shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

G.                 Cessation of Board Service. Should the optionee cease to serve as a Board member for any reason while holding one or more automatic option grants under this Article Four, then such optionee shall have the remainder of the ten (10) year term of each such option in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable. Upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding in its entirety. Upon the death of the optionee, whether before or after cessation of Board service, any option held by optionee at the time of optionee’s death may be exercised, for any or all of the shares of Common Stock for which the option was exercisable at the time of cessation of Board service by the optionee and which have not been theretofore exercised by the optionee, by the personal representative of the optionee’s estate or by the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution. Any such exercise must occur during the remainder of the ten (10) year term of such option.

H.                Stockholder Rights. The holder of an automatic option grant under this Article Four shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares. Without limitation, an optionee shall not have any right to receive dividends with respect to an unexercised option.

III.             CORPORATE TRANSACTIONS/CHANGES IN CONTROL

A.  In the event of a Corporate Transaction, (1) the exercisability of each option outstanding under this Article Four granted prior to April 3, 2017 shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares, and (2) each option granted under this Article Four thereafter shall be subject to the same rules specified in Article Two, Section III.

B.   Immediately after the consummation of the Corporate Transaction, all outstanding options under this Article Four shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. If so provided by the terms of the Corporate Transaction, the optionee shall receive a cash payment on account of any option terminated in accordance with this paragraph, in an amount equal to the excess (if any) of (A) the fair market value of the shares subject to the option as valued pursuant to the Corporate Transaction over (B) the aggregate exercise price of the option.

C.     Each outstanding option under this Article Four which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. Such option shall be subject to the same rules specified in Article Two, Section III.

D.   In connection with any Change in Control, (1) the exercisability of each option grant made prior to April 3, 2017 and outstanding at the time under this Article Four shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares, and (2) each option granted under this Article Four thereafter shall be subject to the same rules specified in Article Two, Section III.

E.   The automatic grant of options under this Article Four shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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IV.              STOCK APPRECIATION RIGHTS

A.                 With respect to each option granted under the Automatic Option Grant Program, each optionee shall have the right to surrender all or part of the option (to the extent not then exercised) in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares. The distribution shall be made in shares of Common Stock valued at fair market value on the option surrender date.

B.                   The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall not be available for subsequent option grant under the Plan.

Article Five
SECTION 162(M) PERFORMANCE GOALS

I.                   GENERAL

The Plan Administrator may establish performance criteria and level of achievement versus such criteria that shall determine the number of shares of Common Stock or RSUs to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award hereunder, which criteria may be based on Qualifying Performance Criteria (as defined below) or other standards of financial performance and/or personal performance evaluations. In addition, the Plan Administrator may specify that an award or a portion of an award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, provided that the performance criteria for such award or portion of an award that is intended by the Plan Administrator to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the award is granted. The Committee shall certify the extent to which any Qualifying Performance Criteria have been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding satisfaction of any performance goals, the number of shares of Common Stock issued under or the amount paid under an award may, to the extent specified in the applicable award agreement, be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. The Committee may not delegate its duties under this Article Five to any other person with respect to any award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.

III.             QUALIFYING PERFORMANCE CRITERIA

For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (i) revenue growth; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings before interest, taxes and amortization; (iv) operating income; (v) pre- or after-tax income; (vi) cash flow; (vii) cash flow per share; (viii) net income; (ix) earnings per share; (x) return on equity; (xi) return on invested capital; (xii) return on assets; (xiii) economic value added (or an equivalent metric); (xiv) share price performance; (xv) total shareholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; (xviii) debt reduction; (xix) progress for advancing drug discovery and/or drug development programs; or (xx) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, or production volume levels. To the extent consistent with Section 162(m) of the Code, the Committee (A) shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the acquisition or disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with standards established by opinion No. 30 of the Accounting Principles Board (APB Opinion No. 30) or other applicable or successor accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements or notes to the financial statements, and (B) may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or other such laws or provisions affecting reported results, (iv) the adverse effect of work stoppages or slowdowns, (v) accruals for reorganization and restructuring programs and (vi) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company.

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Article Six
MISCELLANEOUS

I.                   AMENDMENT OF THE PLAN

The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

II.                TAX WITHHOLDING

A.              The Company’s obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights or upon the grant or vesting of direct stock issuances or RSUs under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

B.                  The Plan Administrator may, in its discretion and upon such terms and conditions as it may deem appropriate, provide any or all holders of outstanding options or stock issuances under the Plan (other than the automatic option grants under Article Four) with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise or vesting of such awards, a whole number of such shares with an aggregate fair market value equal to the minimum amount necessary (or, if determined by the Plan Administrator in its discretion and to the extent adverse accounting treatment does not result, at the maximum applicable individual statutory tax rates) to satisfy the Federal, State and local income and employment tax withholdings (the “Taxes”) incurred in connection with the acquisition or vesting of such shares. In lieu of such direct withholding, one or more grantees may also be granted the right to deliver whole shares of Common Stock to the Company in satisfaction of such Taxes. Any withheld or delivered shares shall be valued at their fair market value on the applicable determination date for such Taxes.

III.             EFFECTIVE DATE AND TERM OF PLAN

A.   The Plan, as amended and restated, shall be effective on the date specified in the Board of Directors resolution adopting the Plan. Except as provided below, each option issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed solely by the terms and conditions of the agreement evidencing such grant, and nothing in this restatement of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. The Plan Administrator shall, however, have full power and authority, under such circumstances as the Plan Administrator may deem appropriate (but in accordance with Section I of this Article Five), to extend one or more features of this amendment and restatement to any options outstanding on the effective date.

B.     Unless sooner terminated in accordance with the other provisions of this Plan, the Plan shall terminate upon the earlier of (i) ten years following the date this amendment and restatement of the Plan is approved by the Board or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted hereunder. If the date of termination is determined under clause (i) above, then any options or stock issuances outstanding on such date shall continue to have force and effect in accordance with the provisions of the agreements evidencing those awards.

C.    Options may be granted with respect to a number of shares of Common Stock in excess of the number of shares at the time available for issuance under the Plan, provided each granted option is not to become exercisable, in whole or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

IV.              USE OF PROCEEDS

Any cash proceeds received by the Company from the sale of shares pursuant to options or stock issuances granted under the Plan shall be used for general corporate purposes.

V.                 REGULATORY APPROVALS

A.                 The implementation of the Plan, the granting of any option hereunder, and the issuance of stock (i) upon the exercise or surrender of any option or (ii) under the Stock Issuance Program shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

B.                  No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including (to the extent required) the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, the Nasdaq Global Select Market or any successor system, if applicable) on which Common Stock is then trading.

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VI.              NO EMPLOYMENT/SERVICE RIGHTS

Neither the action of the Company in establishing or restating the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent or subsidiary corporation) for any period of specific duration, and the Company (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual’s employment or service at any time and for any reason, with or without cause.

VII.           MISCELLANEOUS PROVISIONS

A.    Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other awards under the Plan may not be assigned, encumbered or otherwise transferred by any grantee.

B.   Awards issued under the Plan shall be subject to any clawback policy of the Company as in effect from time-to-time.

C.  The provisions of the Plan relating to the exercise of options and the issuance and/or vesting of shares shall be governed by the laws of the State of Delaware without resort to that state’s conflict-of-laws provisions, as such laws are applied to contracts entered into and performed in such State.

D.    The Plan is intended to be an unfunded plan. Grantees are and shall at all times be general creditors of the Company with respect to their awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

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ANNEX B

BIOCRYST PHARMACEUTICALS, INC.

EMPLOYEE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED AS OF APRIL 1, 2021)

I.	PURPOSE OF THE PLAN

This Employee Stock Purchase Plan is intended to promote the interests of BioCryst Pharmaceuticals, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.	ADMINISTRATION OF THE PLAN

The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III.	STOCK SUBJECT TO PLAN

A.                  The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 7,975,000 shares.

B.                  In the event any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.	PURCHASE PERIODS

A.                  Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

B.                  Each purchase period shall have a duration of six (6) months. Purchase periods shall run from the first business day in February to the last business day in July and from the first business day of August to the last business day of January.

V.	ELIGIBILITY

A.                  Each individual who is an Eligible Employee on the start date of any purchase period shall be eligible to participate in the Plan for that purchase period.

B.                  To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date of the purchase period.

VI.	PAYROLL DEDUCTIONS

A.                  The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each purchase period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the entire purchase period and for each subsequent purchase period, except to the extent such rate is changed in accordance with the following guidelines:

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(i)                  The Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing of the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per purchase period.

(ii)                The Participant may, prior to the commencement of any new purchase period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective as of the start date of the new purchase period.

B.                  Payroll deductions shall begin on the first payday following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the payday ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

C.                  Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

D.                  The Participant’s acquisition of Common Stock under the Plan during any purchase period shall neither limit nor require the Participant’s acquisition of Common Stock during any subsequent purchase period.

VII.	PURCHASE RIGHTS

A.                  Grant of Purchase Right. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall grant the Participant the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

B.                  Exercise of the Purchase Right. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on such date. The purchase shall be effected by applying the Participant’s payroll deductions for the purchase period (together with any carryover deductions from the preceding purchase period) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for that purchase period.

C.                  Purchase Price. The purchase price per share of Common Stock on any Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on the Purchase Date.

D.                  Number of Purchasable Shares. The number of shares purchasable by a Participant on any Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with such Purchase Date (together with any carryover deductions from the preceding purchase period) by the purchase price in effect for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed Three Thousand (3,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization.

E.                   Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

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F.                   Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

(i)                  A Participant may, at any time prior to the last day of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

(ii)                The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of the new purchase period.

(iii)              Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the purchase period in which such cessation of Eligible Employee status occurs shall be immediately refunded.

G.                  Corporate Transaction. In the event of a Corporate Transaction during the purchase period, each outstanding purchase right shall automatically be exercised, immediately prior to the Effective Date of such Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable share limitations per Participant shall continue to apply to any such purchase.

The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

H.                  Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

I.                    Assignability. During the Participant’s lifetime, the purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

J.                    Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII.	ACCRUAL LIMITATIONS

A.                  No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

B.                  For purposes of applying such accrual limitations, the following provisions shall be in effect:

(i)                  The right to acquire Common Stock under each purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

(ii)                No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

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C.                  If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

D.                  In the event there is any conflict between the provisions of this article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this article shall be controlling.

IX.	EFFECTIVE DATE AND TERM OF THE PLAN

A.                  The Plan was originally adopted by the Board on December 9, 1994 and became effective on the Effective Date subject to approval by the stockholders of the Corporation and the Corporation having complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission) and applicable listing requirements of any stock exchange (or the Nasdaq Global Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

B.                  Unless sooner terminated by the Board, the Plan shall terminate upon the earlier of (i) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (ii) the date on which all purchase rights are exercised in connection with a Corporate Transaction.

X.	AMENDMENT OF THE PLAN

The Board may alter, amend, suspend or discontinue the Plan following the close of any purchase period. However, the Board may not, without the approval of the Corporation’s stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

XI.	GENERAL PROVISIONS

A.                  All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

B.                  Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

C.                  The provisions of the Plan shall be governed by the laws of the State of Alabama without resort to that State’s conflict-of-laws rules.

DEFINITIONS

The following definitions shall be in effect under the Plan:

A.                  Base Salary shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall not be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

B.                  Board shall mean the Corporation’s Board of Directors.

C.                  Code shall mean the Internal Revenue Code of 1986, as amended.

D.                  Common Stock shall mean the Corporation’s common stock.

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E.                   Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

F.                   Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i)                  a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii)                the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

G.                  Corporation shall mean BioCryst Pharmaceuticals, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of BioCryst Pharmaceuticals, Inc. which shall by appropriate action adopt the Plan.

H.                  Effective Date shall mean February 1, 1995. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

I.                    Eligible Employee shall mean any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Section 3401 (a) of the Code.

J.                    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)                  If the Common Stock is at the time traded on the Nasdaq Global Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq Global Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)                If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

K.                  1933 Act shall mean the Securities Act of 1933, as amended.

L.                   1934 Act shall mean the Securities Exchange Act of 1934, as amended.

M.                 Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

N.                  Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Date are listed in attached Schedule A.

O.                  Plan shall mean the Corporation’s Employee Stock Purchase Plan, as set forth in this document.

P.                   Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

Q.                  Purchase Date shall mean the last business day of each purchase period.

R.                  Stock Exchange shall mean either the Nasdaq Global Market or the New York Stock Exchange.

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BIOCRYST PHARMACEUTICALS, INC.
C/O AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NY 10038

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D44613-P51240

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

BIOCRYST PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Nancy J. Hutson, Ph.D.
02) Robert A. Ingram

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, SUBJECT TO COMPLIANCE WITH RULE 14A-4(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D44614-P51240

BIOCRYST PHARMACEUTICALS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 25, 2021

(This Proxy is Solicited by the Board of Directors)

The undersigned stockholder of BioCryst Pharmaceuticals, Inc., hereby appoints Jon P. Stonehouse and Alane P. Barnes, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of BioCryst Pharmaceuticals, Inc., to be held at the Company's corporate offices at 4505 Emperor Blvd., Suite 200, Durham, North Carolina on Tuesday, May 25, 2021 at 10:00 a.m. Eastern Daylight Time, or any adjournment thereof.

Continued and to be signed on reverse side